UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10333

Name of Fund: BlackRock Municipal Income Investment Trust (BBF)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income Investment Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2017

Date of reporting period: 07/31/2017

Item 1 –	Report to Stockholders

JULY 31, 2017

ANNUAL REPORT

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. Divergent global monetary policy continued in earnest, as the European Central Bank and the Bank of Japan reiterated their commitments to economic stimulus despite nascent signs of sustained economic growth in both countries.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the positive outlook for economic growth have kept markets relatively tranquil.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, such as the Fed moving toward the normalization of monetary policy and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.51%	16.04%
U.S. small cap equities (Russell 2000® Index)	5.35	18.45
International equities (MSCI Europe, Australasia, Far East Index)	13.79	17.77
Emerging market equities (MSCI Emerging Markets Index)	18.98	24.84
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.35	0.54
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.33	(5.73)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.51	(0.51)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.40	0.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.57	10.94
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	JULY 31, 2017	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2017

Municipal Market Conditions

Municipal bonds experienced modestly positive performance for the period as a result of vastly rising interest rates spurring from generally stronger economic data, signs of inflation pressures, Federal Reserve (“Fed”) monetary policy normalization, and market expectations for pro-growth fiscal policy. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the income, attractive relative yield, and stability of municipal bonds amid bouts of interest rate volatility (bond prices rise as rates fall) resulting from geopolitical tensions, the contentious U.S. election, and continued global central bank divergence — i.e., policy easing outside the United States while the Fed slowly engages in policy tightening. During the 12 months ended July 31, 2017, municipal bond funds garnered net inflows of approximately $593 million (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained robust from a historical perspective at $412 billion (above the $397 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 57%) as issuers continued to take advantage of low interest rates and a flat yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2017
6 months: 3.40%
12 months: 0.36%

A Closer Look at Yields

From July 31, 2016 to July 31, 2017, yields on AAA-rated 30-year municipal bonds increased by 62 basis points (“bps”) from 2.12% to 2.74%, while 10-year rates rose by 55 bps from 1.40% to 1.95% and 5-year rates increased 37 bps from 0.84% to 1.21% (as measured by Thomson Municipal Market Data). The municipal yield curve steepened over the 12-month period with the spread between 2- and 30-year maturities steepening by 20 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. Municipal bonds came under pressure post the November U.S. election as a result of uncertainty surrounding potential tax-reform, though growing expectation that tax reform is likely to be delayed or watered down quickly eased investor concerns. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2017

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very diffi-

cult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	5

Trust Summary as of July 31, 2017	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2017 ($14.71)[1]	4.85%
Tax Equivalent Yield[2]	9.88%
Current Monthly Distribution per Common Share[3]	$0.0595
Current Annualized Distribution per Common Share[3]	$0.7140
Economic Leverage as of July 31, 2017[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BFZ[1,2]	(7.59)%	(1.22)%
Lipper California Municipal Debt Funds[3]	(4.75)%	(0.88)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

California municipal bonds performed slightly better than national municipals during the period. California’s 2017—2018 budget demonstrated both spending restraint and growing reserves, with a forecast that projects structural balance through 2019. The state’s economy has grown at a healthy rate in recent years, with median household income and job gains outpacing U.S. growth rates.

•	Positions in longer-term bonds, which lagged the broader market, detracted from performance.

•

Higher-rated investment-grade holdings (those rated AA and AAA) fared worse than non-investment grade holdings, as fund flows into high yield products led to stronger price appreciation for lower-rated credits.

•

The Trust’s positions in the tax-backed (state) and tax-backed (local) issues — both of which underperformed in the past year — detracted as well. Tobacco credits also lagged as the Food & Drug Administration released plans to curb nicotine levels in cigarettes.

•

Holdings that were purchased in a higher-rate environment contributed positively at a time of weak market performance. These positions produced generous income, and they were less sensitive to the negative effects of rising interest rates.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	The Trust’s use of leverage, while enhancing income, also exacerbated the impact of declining bond prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	JULY 31, 2017

BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$14.71	$16.76	(12.23)%	$16.98	$13.81
Net Asset Value	$15.34	$16.35	(6.18)%	$16.35	$14.70

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/17	7/31/16
County/City/Special District/School District	29%	29%
Utilities	21	23
Transportation	13	9
Education	13	15
Health	12	12
State	7	9
Tobacco	5	3
Housing[2]	—	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2017	4%
2018	11
2019	22
2020	4
2021	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	9%	6%
AA/Aa	71	77
A	13	14
BBB/Baa[2]	—	—
BB/Ba	1	1
B	4	1
N/R	2	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2017	7

Trust Summary as of July 31, 2017	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar-weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

There is no assurance that the Trust will achieve its investment objective of returning $15.00 per share.

Trust Information
Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of July 31, 2017 ($15.05)[1]	2.47%
Tax Equivalent Yield[2]	4.36%
Current Monthly Distribution per Common Share[3]	$0.0310
Current Annualized Distribution per Common Share[3]	$0.3720
Economic Leverage as of July 31, 2017[4]	—

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Percentage is less than 1% which represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BFO[1,2]	1.70%	(0.20)%
Lipper Other States Municipal Debt Funds[3]	(3.77)%	(1.21)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from a discount to NAV to neither a premium nor discount by period end, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

Florida municipals performed slightly better than national municipals during the period, as the state’s economy continued to outperform the nation as a whole. Growth in employment, gross state product and population all exceeded national averages over the past year. State-level general revenues were up 4.5% for the fiscal year ended June 30, 2017, in line with budget expectations. In addition, the state’s tax-exempt market was aided by a decline in new-issue supply.

•

The Trust is scheduled to terminate on or about December 31, 2020, and it therefore holds securities that will mature close to that date. As a result of its shorter duration (lower interest-rate sensitivity), it held up well in the environment of falling prices and underperformance for longer-term issues.

•

Positions in the tax-backed (state) sector detracted from performance. The Trust’s position in zero coupon bonds, while fairly limited, also detracted since the bonds’ longer durations accentuated impact of the down market.

•	Reinvestment was a further drag on results, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at materially lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	JULY 31, 2017

BlackRock Florida Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$15.05	$15.21	(1.05)%	$15.37	$14.85
Net Asset Value	$15.05	$15.50	(2.90)%	$15.50	$14.98

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/17		7/31/16
County/City/Special District/School District	35%		34%
Health	18		18
Utilities	16		16
State	11		12
Transportation	11		11
Education	5		4
Corporate	4		4
Housing	—	[2]	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2017	10%
2018	10
2019	11
2020	58
2021	1

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17		7/31/16
AAA/Aaa	1%		1%
AA/Aa	56		59
A	28		25
BBB/Baa	—	[2]	—
N/R3	15		15

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of the Trust’s total investments.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 4% and 13%, respectively, of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2017	9

Trust Summary as of July 31, 2017	BlackRock Municipal 2030 Target Term Trust

Trust Overview

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objective of returning $25.00 per share.

Trust Information
Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of July 31, 2017 ($23.14)[1]	3.72%
Tax Equivalent Rate[2]	6.57%
Current Monthly Distribution per Common Share[3]	$0.0718
Current Annualized Distribution per Common Share[3]	$0.8616
Economic Leverage as July 31, 2017[4]	36%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain at fiscal year end.

[4]

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BTT[1,2]	(0.51)%	(2.14)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3] .	(1.54)%	(0.78)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. The Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust’s dividend was cut as of the July dividend payment, as rising short-term borrowing costs and lower reinvestment rates put downward pressure on the Trust’s earned income.

•	The Trust’s longer duration profile detracted from performance as rates moved higher across the curve. (Duration is a measure of interest rate sensitivity.)

•	A position in zero coupon bonds, while fairly limited, also detracted since the bonds’ longer durations accentuated impact of the down market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	JULY 31, 2017

BlackRock Municipal 2030 Target Term Trust

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$23.14	$24.24	(4.54)%	$24.40	$21.09
Net Asset Value	$23.83	$25.38	(6.11)%	$25.38	$22.21

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Transportation	25%	23%
Health	19	17
County/City/Special District/School District	14	17
Education	13	14
State	12	11
Corporate	8	8
Utilities	6	7
Tobacco	2	2
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[5]
Calendar Year Ended December 31, 2017	1%
2018	1
2019	—
2020	4
2021	1

[5]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[2]	7/31/17		7/31/16
AAA/Aaa	4%		5%
AA/Aa	30		24
A	36		39
BBB/Baa	17		18
BB/Ba	2		3
B	2		2
CCC/Caa	—	[3]	—
N/R4	9		9

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]	Represents less than 1% of total investments.

[4]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 2%, respectively, of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2017	11

Trust Summary as of July 31, 2017	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the interest of which is exempt from U.S. federal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2017 ($15.27)[1]	5.69%
Tax Equivalent Yield[2]	10.05%
Current Monthly Distribution per Common Share[3]	$0.072375
Current Annualized Distribution per Common Share[3]	$0.868500
Economic Leverage as of July 31, 2017[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BBF[1,2]	1.30%	(0.65)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(1.54)%	(0.78)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

The Trust’s positions in high-quality, short-duration pre-refunded securities contributed positively to performance. (Duration is a measure of interest rate sensitivity.) At a time of rising yields, pre-refunded securities performed well relative to longer-duration issues.

•

The Trust’s positions in bonds rated BBB and lower outpaced higher-quality issues due to the combination of their higher yields and stronger price performance. However, positions in bonds rated AA and A generally lagged.

•	Allocations to education and project finance bonds made the largest contributions to performance at the sector level, while positions in utilities and school districts were detractors.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

While the Trust’s use of leverage enhanced portfolio income, the benefits of this strategy were somewhat reduced given the modest rise in funding costs associated with less accommodative central bank monetary policy. In addition, leverage exacerbated the impact of declining bond prices.

•

Positions in intermediate- and longer-dated maturities declined the most in value, as they typically have longer durations relative to shorter maturities. In addition, the Trust’s exposure to 4% coupon bonds detracted given that lower coupons typically underperform in a rising-rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	JULY 31, 2017

BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$15.27	$16.00	(4.56)%	$16.16	$13.46
Net Asset Value	$14.48	$15.47	(6.40)%	$15.47	$14.14

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/17	7/31/16
County/City/Special District/School District	23%	24%
Transportation	21	22
Health	15	13
Utilities	14	16
Education	10	11
State	9	9
Tobacco	5	3
Corporate	2	1
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2017	4%
2018	12
2019	28
2020	10
2021	13

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	9%	11%
AA/Aa	49	52
A	16	23
BBB/Baa	14	9
BB/Ba	3	1
B	3	1
N/R2	6	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2017	13

Trust Summary as of July 31, 2017	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2017 ($15.97)[1]	5.23%
Tax Equivalent Yield[2]	10.15%
Current Monthly Distribution per Common Share[3]	$0.0696
Current Annualized Distribution per Common Share[3]	$0.8352
Economic Leverage as of July 31, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BNJ[1,2]	0.50%	(0.91)%
Lipper New Jersey Municipal Debt Funds[3]	(4.61)%	(0.95)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•	New Jersey state general obligations and appropriated issues underperformed the broader national market, as the major rating agencies downgraded the state’s credit rating over the past year.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. The Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

The Trust’s exposure to pre-refunded issues benefited performance, as their low duration enabled them to hold up better than longer-duration bonds at a time of rising yields. (Duration is a measure of interest rate sensitivity.) Positions in the transportation sector also contributed to performance.

•	The Trust’s position in zero coupon bonds, while fairly limited, detracted since the bonds’ longer durations accentuated impact of the down market.

•	Reinvestment was a further drag on results, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at materially lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	JULY 31, 2017

BlackRock New Jersey Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$15.97	$16.79	(4.88)%	$16.94	$14.12
Net Asset Value	$15.39	$16.41	(6.22)%	$16.44	$14.76

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Transportation	36%	33%
County/City/Special District/School District	22	23
Education	16	17
State	9	12
Corporate	6	6
Health	6	5
Housing	2	3
Tobacco	2	—
Utilities	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[4]
2017	5%
2018	9
2019	9
2020	5
2021	14

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17		7/31/16
AAA/Aaa	4%		1%
AA/Aa	36		45
A	25		34
BBB/Baa	22		10
BB/Ba	10		9
B	—	[2]	—
N/R	3		1	[3]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of total investments.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2017	15

Trust Summary as of July 31, 2017	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2017 ($15.37)[1]	4.68%
Tax Equivalent Yield[2]	9.47%
Current Monthly Distribution per Common Share[3]	$0.0600
Current Annualized Distribution per Common Share[3]	$0.7200
Economic Leverage as of July 31, 2017[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BNY[1,2]	(3.43)%	(0.93)%
Lipper New York Municipal Debt Funds[3]	(5.60)%	(0.58)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the 12-month reporting period. Municipal bonds initially moved lower in the third calendar quarter of 2016 due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

New York municipal bonds slightly outperformed the broader national market during the period. While new issuance in the state was relatively robust, much of it was concentrated in several large issuers. The state’s overall financial prospects exhibited positive trends, albeit slightly behind national averages.

•

Portfolio income made the most significant positive contribution to performance during a time in which bond prices lost ground. The Trust’s use of leverage, while enhancing income, also exacerbated the impact of declining bond prices.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

From a sector perspective, the Trust’s exposure to the transportation and education sectors was a positive contributor. Additionally, exposure to the pre-refunded sector was beneficial as these high-quality, short-duration securities outperformed at a time of rising yields. (Duration is a measure of interest rate sensitivity.)

•

The Trust’s exposure to the longer end of the yield curve detracted as longer-term bonds sold off more than the shorter-term issues. Positions in lower coupon securities also generally detracted from performance due to their longer duration characteristics.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	JULY 31, 2017

BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/17	7/31/16	Change	High	Low
Market Price	$15.37	$16.71	(8.02)%	$16.84	$13.49
Net Asset Value	$15.04	$15.94	(5.65)%	$15.95	$14.35

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/17	7/31/16
Transportation	23%	20%
County/City/Special District/School District	20	23
Education	20	20
Utilities	12	12
State	10	8
Health	9	9
Tobacco	2	1
Housing	2	2
Corporate	2	5

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2017	3%
2018	2
2019	7
2020	5
2021	16

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	7/31/17	7/31/16
AAA/Aaa	16%	15%
AA/Aa	40	43
A	28	24
BBB/Baa	6	7
BB/Ba	1	3
B	1	—
N/R2	8	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2017 and July 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 4% and 3%, respectively, of the Trust’s total investments.

ANNUAL REPORT	JULY 31, 2017	17

Schedule of Investments July 31, 2017	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 92.8%
County/City/Special District/School District — 22.1%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	$8,425	$9,128,487
Chaffey Joint Union High School District, GO, Election of 2012, Series C, 5.25%, 8/01/47	1,500	1,807,470
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 5/01/31	500	576,300
6.50%, 5/01/36	1,210	1,411,949
6.50%, 5/01/42	2,225	2,594,595
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 2/01/19 (a)	2,000	2,152,460
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/19 (a)	2,000	2,175,480
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	8,990	10,536,999
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A (a):
5.50%, 3/01/21	5,270	6,084,584
6.00%, 3/01/21	2,880	3,375,648
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/18 (a)	20,000	20,702,000
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,691,725
Foothill-De Anza Community College District, GO, Refunding, 4.00%, 8/01/40	4,285	4,589,321
Los Angeles Unified School District, GO, Election of 2008, Series A, 4.00%, 7/01/40	8,500	9,002,605
Modesto Irrigation District, COP, Capital Improvments, Series A, 5.75%, 10/01/29	3,035	3,264,780
Oak Grove School District, GO, Election of 2008, Series A, 5.50%, 8/01/33	1,315	1,426,920
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/19 (a)	2,000	2,199,300
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 6/01/32	3,375	3,891,577
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,060	3,558,872
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/19 (a)	4,000	4,403,880
Tustin California School District, GO, Election of 2008, Series B, 5.25%, 8/01/21 (a)	3,445	4,004,675

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
West Contra Costa California Unified School District, GO, Series A:
Election of 2010 (AGM), 5.25%, 8/01/32	$4,960	$5,712,382
Election of 2012, 5.50%, 8/01/39	2,500	2,978,375

		108,270,384
Education — 4.4%
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/36	6,280	7,418,753
California Municipal Finance Authority, RB, Emerson College, 5.75%, 1/01/33	2,500	2,809,850
California State University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/33	4,640	5,542,387
University of California, Refunding RB, Series AR, 5.00%, 5/15/41	5,000	5,872,850

		21,643,840
Health — 10.9%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	4,975	5,466,928
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/19 (a)	6,710	7,371,271
Children’s Hospital, Series A, 5.25%, 11/01/41	8,500	9,505,805
Sutter Health, Series A, 5.00%, 11/15/41	2,155	2,472,539
Sutter Health, Series B, 6.00%, 8/15/42	6,015	6,843,085
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/19 (a)	5,550	6,081,024
Dignity Health, Series A, 6.00%, 7/01/19 (a)	4,520	4,952,474
Sutter Health, Series A, 5.00%, 11/15/38	800	943,032
Sutter Health, Series B, 5.00%, 11/15/46	3,000	3,462,090
California Statewide Communities Development Authority, Refunding RB, Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	4,000	4,479,720
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/38	1,625	1,986,481

		53,564,449
State — 8.9%
Orange County Community Facilities District, Special Tax Bonds, Village of Esencia, Series A, 5.25%, 8/15/45	2,500	2,800,500
State of California, GO, Various Purposes, 6.00%, 4/01/38	13,000	14,047,800

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.	COP	Certificates of Participation	ISD	Independent School District
AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	MRB	Mortgage Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	FHA	Federal Housing Administration	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	GAN	Grant Anticipation Notes	PILOT	Payment in Lieu of Taxes
BAM	Build America Mutual Assurance Co.	GARB	General Airport Revenue Bonds	PSF-GTD	Permanent School Fund Guaranteed
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	RB	Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.	HFA	Housing Finance Agency	S/F	Single-Family
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority	SONYMA	State of New York Mortgage Agency
CIFG	CIFG Assurance North America, Inc.	IDB	Industrial Development Board	SRF	State Revolving Fund

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

Municipal Bonds	Par (000)	Value
California (continued)
State (continued)
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	$9,000	$9,799,560
Various Capital Projects, Series I, 5.50%, 11/01/33	4,940	5,912,390
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/19 (a)	5,025	5,633,929
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	4,335	5,119,071

		43,313,250
Tobacco — 7.1%
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed:
Senior Series A-1, 5.13%, 6/01/47	195	191,447
Senior Series A-1, 5.75%, 6/01/47	28,300	28,300,000
Series A, 5.00%, 6/01/40	3,625	4,165,814
Tobacco Securitization Authority of Northern California, Refunding RB, Asset-Backed Bonds, Series A-1, 5.38%, 6/01/38	2,000	1,966,380

		34,623,641
Transportation — 16.5%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	6,750	7,334,415
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, Series B, AMT, 5.00%, 5/01/46	3,375	3,829,781
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, AMT:
Sub-Series A, 5.00%, 5/15/42	8,980	10,275,994
Sub-Series A, 5.00%, 5/15/42	575	663,981
Sub-Series B, 5.00%, 5/15/34	3,425	3,979,336
Sub-Series B, 5.00%, 5/15/46	1,000	1,141,020
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A:
5.00%, 5/15/34	6,650	7,110,313
5.00%, 5/15/40	4,760	5,236,524
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 3/01/41	3,850	4,431,696
Series A, 5.00%, 3/01/36	2,800	3,240,608
Series A, 5.00%, 3/01/37	1,500	1,733,340
Series A-1, 5.75%, 3/01/34	3,875	4,408,897
Series A-1, 6.25%, 3/01/34	2,650	3,091,093
County of Sacramento California, Refunding ARB, Senior Series A, 5.00%, 7/01/41	12,500	14,400,625
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,131,550
Senior Series B, 5.75%, 7/01/39	1,850	1,927,441
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 8/01/44	4,135	4,617,720

		80,554,334
Utilities — 22.9%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	7,690	8,716,000
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 1/01/34	6,555	7,085,431

Municipal Bonds	Par (000)	Value
California (continued)
Utilities (continued)
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	$9,000	$9,348,480
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 7/01/39	4,000	4,547,880
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.00%, 6/01/19 (a)	2,000	2,147,340
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/21 (a)	5,625	6,637,050
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/37	5,000	5,718,900
County of San Diego California Water Authority Financing Corp., Refunding RB, Series B, 5.00%, 5/01/37	1,835	2,179,191
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.25%, 9/01/31	4,320	5,013,230
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 8/01/41	2,425	2,810,333
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Series A, 5.00%, 6/01/20 (a)	5,745	6,388,153
East Bay Municipal Utility District Water System Revenue, RB, Green Bond, Series A, 5.00%, 6/01/45	6,650	7,943,890
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	10,000	11,692,600
Los Angeles Department of Water, Refunding RB, Series A:
5.00%, 7/01/37	5,440	6,489,104
5.00%, 7/01/41	3,000	3,556,590
5.25%, 7/01/44	3,000	3,640,620
Los Angeles Department of Water & Power System Revenue, RB:
Series B, 5.00%, 7/01/38	8,010	9,395,169
Series C, 5.00%, 7/01/42	7,500	8,919,975

		112,229,936
Total Municipal Bonds in California		454,199,834

Multi-State — 0.4%
Housing — 0.4%
Centerline Equity Issuer Trust (b)(c):
Series A-4-2, 6.00%, 5/15/19	1,000	1,070,110
Series B-3-2, 6.30%, 5/15/19	1,000	1,075,270
Total Municipal Bonds in Multi-State		2,145,380

Puerto Rico — 1.2%
Tobacco — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	2,910	2,886,138
5.63%, 5/15/43	2,765	2,713,101
Total Municipal Bonds in Puerto Rico		5,599,239
Total Municipal Bonds — 94.4%		461,944,453

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	19

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California — 74.8%
County/City/Special District/School District — 26.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	$11,620	$13,332,207
Los Angeles Community College District California, GO (a):
Election of 2001 (AGM), 5.00%, 8/01/17	8,000	8,000,000
Election of 2008, Series C, 5.25%, 8/01/20 (e)	12,902	14,529,418
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	20,131	22,163,788
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,375,750
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	15,140	17,453,846
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (a)	10,484	11,383,024
San Joaquin California Delta Community College District, GO, Election of 2004, Series C, 5.00%, 8/01/39	14,505	16,609,887
San Jose Unified School District Santa Clara County California, GO:
Election of 2002, Series D, 5.00%, 8/01/18 (a)	14,625	15,233,239
Series C, 4.00%, 8/01/39	6,100	6,388,286

		130,469,445
Education — 17.2%
Grossmont Union High School District, GO, Election of 2004, 5.00%, 8/01/18 (a)	13,095	13,641,004
University of California, RB:
Series AM, 5.25%, 5/15/44	5,000	5,915,150
Series O, 5.75%, 5/15/19 (a)	12,303	13,362,626
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	11,791	13,765,821
Series AI, 5.00%, 5/15/38	14,225	16,478,888
Series AR, 5.00%, 5/15/38	4,250	5,013,725
Series I, 5.00%, 5/15/40	14,065	16,269,626

		84,446,840
Health — 8.9%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	9,695	10,690,850
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	18,960	21,079,159
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 5/15/47	10,290	11,825,371

		43,595,380

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (continued)
State — 3.8%
State of California, GO, Refunding, Various Purposes, 5.00%, 9/01/35	$10,115	$11,977,666
State of California, GO, Refunding, 4.00%, 9/01/37	6,090	6,530,855

		18,508,521
Transportation — 5.7%
City of Los Angeles California Department of Airports, RB, Series D, AMT, 5.00%, 5/15/41	18,632	21,119,341
County of San Diego Regional Transportation Commission, Refunding RB, Series A, 5.00%, 4/01/48	5,740	6,710,404

		27,829,745
Utilities — 12.5%
County of Orange California Water District, COP, Refunding, 5.00%, 8/15/19 (a)	10,480	11,346,696
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (a):
5.00%, 5/01/18	1,670	1,722,288
5.00%, 5/01/18	8,370	8,632,065
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/18 (a)	18,002	18,680,963
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 7/01/46	6,412	7,447,567
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/19 (a)	12,460	13,420,666

		61,250,245
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 74.8%		366,100,176
Total Long-Term Investments (Cost — $784,090,539) — 169.2%		828,044,629

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (f)(g)	252,116	252,217
Total Short-Term Securities (Cost — $252,192) — 0.1%		252,217
Total Investments (Cost — $784,342,731) — 169.3%		828,296,846
Other Assets Less Liabilities — 0.4%		2,689,375
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (34.7)%		(170,358,304)
VMTP Shares at Liquidation Value — (35.0)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$489,327,917

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on August 1, 2018, is $6,798,086. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares at July 31, 2016	Net Activity	Shares at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,771,908	(3,519,792)	252,116	$252,217	$8,828	$3,015	$25
[1] Includes net capital gain distributions.

(g)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(34)	September 2017	$4,017	$(362)
10-Year U.S. Treasury Note	(120)	September 2017	$15,107	3,141
Long U.S. Treasury Bond	(83)	September 2017	$12,696	(33,835)
Ultra U.S. Treasury Bond	(19)	September 2017	$3,126	(25,806)

Total				$(56,862)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$3,141	—	$3,141

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$60,003	—	$60,003

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$1,265,880	—	$1,265,880

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$25,011	—	$25,011

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$41,736,750

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	21

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$828,044,629	—	$828,044,629
Short-Term Securities	$252,217	—	—	252,217

Total	$252,217	$828,044,629	—	$828,296,846

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$3,141	—	—	$3,141
Liabilities:
Interest rate contracts	(60,003)	—	—	(60,003)

Total	$(56,862)	—	—	$(56,862)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(169,863,032)	—	$(169,863,032)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

Total	—	$(341,163,032)	—	$(341,163,032)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 95.9%
Corporate — 3.9%
County of Hillsborough Florida IDA, Refunding RB, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	$1,000	$1,033,550
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,235,420

		3,268,970
County/City/Special District/School District — 34.0%
City of Jacksonville Florida, Refunding RB:
Better Jacksonville Sales Tax, 5.00%, 10/01/20	4,000	4,458,920
Brooks Rehabilitation Project, 5.00%, 11/01/20	400	442,668
County of Broward Florida School Board, COP, Refunding, Series A, 5.00%, 7/01/20	2,000	2,217,180
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18 (a)	2,500	2,599,500
County of Hillsborough Florida, RB, (AMBAC), 5.00%, 11/01/17 (a)	5,545	5,603,056
County of Miami-Dade Florida School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/18 (a)	4,000	4,130,320
County of Northern Palm Beach Florida Improvement District, Refunding, Special Assessment Bonds, Water Control & Improvement District No. 43, Series B (ACA), 4.50%, 8/01/22	1,000	1,000,000
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	485	525,624
Indian River County School Board, COP, Refunding, Series A, 5.00%, 7/01/20	1,000	1,106,460
Miami-Dade County School Board Foundation, Inc., COP, Refunding, Series A, 5.00%, 5/01/20	1,250	1,377,025
Palm Beach County School District, COP, Refunding Series B, 5.00%, 8/01/20	3,000	3,331,470
Stevens Plantation Florida Imports Project Dependent Special District, RB, 6.38%, 5/01/49 (b)(c)	2,425	1,696,263

		28,488,486
Education — 4.2%
City of Tampa Florida, Refunding RB, Florida Revenue The University of Tampa Project, 5.00%, 4/01/20	795	865,922
County of Orange Florida Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/17 (a)	725	735,592
Florida State Board of Governors, Refunding RB, University of Central Florida, Series A, 5.00%, 7/01/18	400	414,524
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 4/01/20	1,000	1,091,270
Volusia County School Board, COP, Refunding Series A, 5.00%, 8/01/20	350	388,672

		3,495,980
Health — 17.5%
County of Brevard Florida Health Facilities Authority, Refunding RB, 5.00%, 4/01/20	500	545,360
County of Highlands Florida Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,346,472
County of Marion Florida Hospital District, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/17 (a)	1,500	1,510,455

Municipal Bonds	Par (000)	Value
Florida (continued)
Health (continued)
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
3.25%, 6/01/18	$195	$197,763
3.50%, 6/01/19	200	206,640
County of Palm Beach Florida Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 5.00%, 11/15/22	4,735	5,437,390
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	1,285	1,417,522
County of Palm Beach Health Facilities Authority, Refunding RB, Acts Retirement-Life Communities, Inc., 4.00%, 11/15/20	2,000	2,131,440
Halifax Hospital Medical Center, Refunding RB, 5.00%, 6/01/20	590	648,587
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/20	150	165,207

		14,606,836
Housing — 0.3%
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	110	110,156
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	125	126,644

		236,800
State — 10.8%
Florida Municipal Loan Council, RB, Series D (AGM):
5.00%, 10/01/19	1,050	1,133,538
4.00%, 10/01/20	1,105	1,183,886
4.00%, 10/01/21	500	544,060
Florida Municipal Loan Council, Refunding RB:
CAB, Series A (NPFGC), 0.00%, 4/01/20 (d)	2,315	2,180,637
Series B-2 (AGM), 4.00%, 10/01/20	655	701,970
State of Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/20	3,000	3,334,890

		9,078,981
Transportation — 10.6%
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	914,478
County of Broward Florida Fuel System, RB, Lauderdale Fuel Facilities, Series A (AGM), AMT, 5.00%, 4/01/20	160	174,779
County of Broward Florida Port Facilities, Refunding RB, Series B, AMT, 5.00%, 9/01/20	2,500	2,761,825
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,531,846
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	1,500	1,656,510
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 7/01/20	550	609,389
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,259,645

		8,908,472
Utilities — 14.6%
City of Fort Lauderdale Florida Water & Sewer Revenue, Refunding RB, 5.00%, 9/01/20	2,970	3,320,133
City of Miami Beach Florida, RB, 5.00%, 9/01/20	250	278,320

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	23

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO)

Municipal Bonds	Par (000)	Value
Florida (continued)
Utilities (continued)
City of North Miami Florida Beach Water Revenue, RB, 5.00%, 8/01/20	$1,200	$1,318,488
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Series B (AGM), 5.25%, 10/01/19	4,000	4,357,520
Florida Governmental Utility Authority, RB, Golden Gate Utility System (AGM), 5.00%, 7/01/19	510	545,603
Florida Governmental Utility Authority, Refunding RB:
4.00%, 10/01/20	500	538,590
Lehigh Utility (AGM), 5.00%, 10/01/20	635	703,574
Florida Municipal Power Agency, RB, 5.00%, 10/01/20	500	558,525
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, Series B, 5.00%, 4/01/20	530	574,531

		12,195,284
Total Municipal Bonds in Florida		80,279,809

Municipal Bonds	Par (000)	Value
Guam — 0.6%
Utilities — 0.6%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	$100	$109,639
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	342,159
Total Municipal Bonds in Guam		451,798
Total Municipal Bonds (Cost — $78,554,479) — 96.5%		80,731,607

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (e)(f)	2,171,482	2,172,350
Total Short-Term Securities (Cost — $2,171,800) — 2.6%		2,172,350
Total Investments (Cost — $80,726,279) — 99.1%		82,903,957
Other Assets Less Liabilities — 0.9%		778,640

Net Assets Applicable to Common Shares — 100.0%		$83,682,597

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Issuer filed for bankruptcy and/or is in default.

(c)	Non-income producing security.

(d)	Zero-coupon bond.

(e)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,836,731	334,751	2,171,482	$2,172,350	$6,390	$489	$550
[1] Includes net capital gain distributions.

(f)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$80,731,607	—	$80,731,607
Short-Term Securities	$2,172,350	—	—	2,172,350

Total	$2,172,350	$80,731,607	—	$82,903,957

[1] See above Schedule of Investments for values in each sector.

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.6%
Alabama Federal Aid Highway Finance Authority, RB, Series A:
5.00%, 9/01/33	$3,985	$4,808,819
5.00%, 9/01/34	3,500	4,220,090
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/19	1,000	1,001,740
5.25%, 1/01/20	1,000	1,001,740
5.50%, 1/01/21	1,200	1,202,208
5.50%, 1/01/22	1,105	1,107,033
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB, Senior Lien-Warrants, Series B (AGM) (a):
0.00%, 10/01/31	7,375	3,820,029
0.00%, 10/01/32	6,295	3,025,440
0.00%, 10/01/33	1,275	574,120
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University:
5.00%, 12/01/32	290	331,624
5.00%, 12/01/33	1,010	1,149,501
5.00%, 12/01/34	1,380	1,564,409
University of South Alabama, Refunding RB, AGM:
5.00%, 11/01/29	1,105	1,309,922
5.00%, 11/01/30	2,000	2,361,340

		27,478,015
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	4,975	4,993,109
Arizona — 2.2%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 2/01/34	6,340	6,803,771
Series B, 5.00%, 2/01/33	1,810	1,972,158
City of Phoenix Arizona IDA, RB, Facility:
Candeo Schools, Inc. Project, 6.00%, 7/01/23	505	558,565
Eagle College Preparatory Project, Series A, 4.50%, 7/01/22	490	508,576
Eagle College Preparatory Project, Series A, 5.00%, 7/01/33	1,000	1,021,800
Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24 (b)	750	834,818
County of Maricopa IDA, Refunding RB, Banner Health, Series A, 5.00%, 1/01/31	16,280	19,374,665
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	6,000	6,322,020

		37,396,373
California — 14.4%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub-Lien, Series A (AMBAC), 0.00%, 10/01/30 (a)	10,530	6,277,354
Azusa Unified School District, GO, Refunding, (AGM):
4.00%, 8/01/30	4,420	4,895,946
4.00%, 8/01/31	4,825	5,280,480
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series A, 5.00%, 11/15/32	1,700	2,037,314

Municipal Bonds	Par (000)	Value
California (continued)
California Municipal Finance Authority, RB:
Biola University, 4.00%, 10/01/27	$750	$798,653
Biola University, 5.00%, 10/01/29	660	745,180
Biola University, 5.00%, 10/01/30	500	561,660
Biola University, 4.00%, 10/01/33	2,500	2,581,325
Senior, S/F Housing, Caritas Affordable Housing, Inc. Project, Series A, 5.00%, 8/15/30	1,000	1,116,630
California Municipal Finance Authority, Refunding RB, Eisenhower Medical Center, Series A:
5.00%, 7/01/30	1,200	1,396,140
5.00%, 7/01/31	1,050	1,214,314
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/30 (b)	13,845	14,784,799
California Statewide Communities Development Authority, RB:
American Baptist Homes of the West, Series A, 5.00%, 10/01/23	1,500	1,731,795
Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,729,625
Chaffey Joint Union High School District, GO, Election of 2012, CAB, Series C (a):
0.00%, 8/01/30	400	257,996
0.00%, 8/01/31	400	244,008
City & County of San Francisco California Redevelopment Agency, Refunding, Special Tax Bonds, No. 6 Mission Bay South Public Improvements, Series A:
5.00%, 8/01/28	1,000	1,116,360
5.00%, 8/01/29	1,300	1,446,588
5.00%, 8/01/33	1,335	1,461,037
City of Long Beach California Harbor Revenue, RB, AMT, Series A:
5.00%, 5/15/31	1,200	1,426,884
5.00%, 5/15/32	1,800	2,125,098
5.00%, 5/15/33	675	793,132
5.00%, 5/15/34	1,650	1,931,110
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A, AMT:
5.00%, 3/01/30	500	595,605
5.00%, 3/01/31	1,500	1,771,515
5.00%, 3/01/32	1,000	1,174,580
5.00%, 3/01/33	975	1,138,995
5.00%, 3/01/34	1,250	1,454,587
5.00%, 3/01/35	2,000	2,321,920
County of San Diego Regional Airport Authority, ARB, AMT, Sub-Series B, 5.00%, 7/01/33 (c)	1,000	1,170,350
El Camino Community College District, GO, CAB, Election of 2002, Series C (a):
0.00%, 8/01/30	9,090	6,117,934
0.00%, 8/01/31	12,465	8,025,341
0.00%, 8/01/32	17,435	10,702,475
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 6/01/29	14,500	17,076,070
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFuel Corp., Los Angeles International, AMT, 5.00%, 1/01/32	4,110	4,477,763
Los Angeles Unified School District, GO, Election of 2008, Series A, 4.00%, 7/01/33	3,000	3,242,910
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,500	3,154,775

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	25

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
California (continued)
Monterey Peninsula Community College District, GO, Refunding, CAB (a):
0.00%, 8/01/30	$3,500	$2,363,620
0.00%, 8/01/31	5,940	3,802,491
Oakland Unified School District/Alameda County, GO:
Refunding, 5.00%, 8/01/30	1,800	2,165,904
Refunding, Series C, 5.00%, 8/01/30	1,300	1,590,186
Series A, 5.00%, 8/01/31	1,055	1,259,280
Series A, 5.00%, 8/01/32	1,100	1,295,657
Series A, 5.00%, 8/01/33	1,000	1,172,340
Poway Unified School District, GO, Election of 2008, Series A (a):
0.00%, 8/01/27	10,000	7,660,900
0.00%, 8/01/30	10,000	6,619,300
0.00%, 8/01/32	12,500	7,472,000
Riverside Public Financing Authority, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Series C (NPFGC), 4.50%, 8/01/30	10,000	10,019,200
San Bernardino Community College District, GO, Refunding, Series A:
4.00%, 8/01/31	10,660	11,480,607
4.00%, 8/01/32	12,010	12,883,247
4.00%, 8/01/33	5,665	6,044,498
State of California, GO, Refunding:
5.00%, 8/01/30	18,250	22,248,392
Various Purpose, 4.00%, 9/01/34	16,000	17,276,800
Union City Community Redevelopment Agency, Refunding, Tax Allocation Bonds, Community Redevelopment Agency Projects, Series A:
5.00%, 10/01/32	1,355	1,577,667
5.00%, 10/01/33	3,000	3,476,340
Washington Township Health Care District, Refunding RB, Series B:
5.00%, 7/01/27	800	938,616
3.00%, 7/01/28	1,815	1,774,380

		242,499,673
Colorado — 2.5%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	700	783,475
5.50%, 12/01/29	750	856,688
5.38%, 12/01/33	1,500	1,685,175
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds (b):
4.00%, 12/01/23	1,000	1,025,570
4.10%, 12/01/24	5,080	5,194,605
4.20%, 12/01/25	5,280	5,393,678
4.50%, 12/01/30	4,305	4,378,271
Colorado Health Facilities Authority, Refunding RB:
Covenant Retirement Communities, Series A, 4.50%, 12/01/33	4,595	4,689,657
Covenant Retirement Communities, Series A, 5.00%, 12/01/33	3,000	3,214,050
NCMC, Inc. Project, 4.00%, 5/15/30	2,860	3,114,397
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.25%, 12/01/30	500	523,800
Denver Convention Center Hotel Authority, Refunding RB, Senior, 5.00%, 12/01/30	2,000	2,313,580

Municipal Bonds	Par (000)	Value
Colorado (continued)
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, Senior Limited Property, Series A:
5.00%, 12/01/26	$1,000	$1,155,760
5.00%, 12/01/27	1,500	1,715,625
5.00%, 12/01/28	1,500	1,705,950
5.00%, 12/01/30	1,350	1,513,255
5.00%, 12/01/31	1,500	1,675,125
5.00%, 12/01/33	1,000	1,107,560
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	505	527,008

		42,573,229
Connecticut — 2.7%
State of Connecticut, GO, Series D, 4.00%, 8/15/29	11,500	12,251,065
University of Connecticut, RB, Series A:
5.00%, 1/15/29	15,560	18,482,012
5.00%, 1/15/30	13,000	15,265,510

		45,998,587
District of Columbia — 2.6%
District of Columbia, GO, Refunding, Series A, 5.00%, 6/01/32	10,500	12,724,530
District of Columbia, GO, Series A, 5.00%, 6/01/32	16,980	20,251,197
District of Columbia, RB, Series A, 5.00%, 7/01/32	750	767,625
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/33	1,700	1,989,629
Metropolitan Washington Airports Authority, Refunding RB, AMT:
5.00%, 10/01/32	2,750	3,259,217
5.00%, 10/01/33	1,270	1,497,203
5.00%, 10/01/34	2,000	2,348,200

		42,837,601
Florida — 9.0%
City of Lakeland Florida, Refunding RB, Lakeland Regional Health System, 5.00%, 11/15/30	3,750	4,395,863
City of Tampa Florida, Refunding RB, H. Lee Moffitt Cancer Center Project, Series A, 4.00%, 9/01/33	10,000	10,367,600
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.00%, 11/15/29	5,000	5,441,850
County of Broward Florida, RB, Fort Lauderdale Fuel Facilities, Series A, AMT (AGM):
5.00%, 4/01/30	600	662,664
5.00%, 4/01/33	740	810,108
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25 (b)	5,250	5,395,425
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 4/01/32	6,690	7,102,438
County of Miami-Dade Florida School Board, COP, Refunding, Series A, 5.00%, 5/01/32	9,000	10,383,300
County of Orange Florida School Board, COP, Refunding, Series C, 5.00%, 8/01/33	19,555	22,922,762
County of Orange Florida Tourist Development Tax Revenue, Refunding RB, 5.00%, 10/01/30	11,470	14,540,634
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/32	19,790	21,894,073

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B (a):
0.00%, 6/01/29	$2,295	$1,654,098
0.00%, 6/01/30	2,000	1,389,040
0.00%, 6/01/31	1,295	864,827
0.00%, 6/01/32	2,495	1,604,160
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 5/01/31	1,200	1,249,812
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corp. Project, AMT, 5.00%, 11/15/26	2,000	2,110,780
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/30	2,895	3,108,477
4.50%, 11/01/31	3,200	3,429,824
4.50%, 11/01/32	2,300	2,458,263
Miami Beach Health Facilities Authority, Refunding RB, Mont Sinai Medical Center, 5.00%, 11/15/30	1,000	1,115,900
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/30	3,825	4,517,134
Village Community Development District No. 5, Refunding, Special Assessment Bonds, Sumter County:
Phase I, 3.50%, 5/01/28	5,785	5,826,825
Phase II, 4.00%, 5/01/33	1,165	1,178,677
Phase II, 4.00%, 5/01/34	2,415	2,436,638
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 5/01/29	6,005	6,232,890
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 5/01/23	2,350	2,503,808
5.00%, 5/01/32	5,615	6,061,954

		151,659,824
Hawaii — 0.7%
State of Hawaii, GO, Series FG, 4.00%, 10/01/33	10,320	11,236,416
Illinois — 12.3%
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/33	5,000	5,542,700
Chicago O’Hare International Airport, Refunding RB, Series B, 5.00%, 1/01/33	6,940	7,955,947
Chicago Transit Authority, Refunding RB (c):
Section 5307, Urbanized Area Formula Funds, 5.00%, 6/01/26	2,000	2,365,700
Section 5337, State of Good Repair Formula Funds, 5.00%, 6/01/26	1,000	1,182,850
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/33	10,000	10,034,900
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 1/01/31	10,375	10,530,106
4.00%, 1/01/32	10,790	10,916,135
4.00%, 1/01/33	11,220	11,323,785
4.00%, 1/01/35	9,135	9,212,099
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/27	5,000	5,277,350
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, (AGM), 5.00%, 1/01/30	730	799,452

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago O’Hare International Airport, Refunding GARB, Senior Lien, Series B, 5.00%, 1/01/33	$6,000	$6,988,620
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,715,839
4.00%, 12/01/31	1,715	1,810,148
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	20,154,085
Illinois Finance Authority, Refunding RB:
DePaul University, Series A, 5.00%, 10/01/30	1,000	1,171,670
DePaul University, Series A, 4.00%, 10/01/31	1,000	1,068,010
DePaul University, Series A, 4.00%, 10/01/32	1,000	1,061,450
Lutheran Home & Services Obligated Group, 5.00%, 5/15/22	3,890	4,125,656
Lutheran Home & Services Obligated Group, 5.50%, 5/15/27	4,350	4,606,781
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	4,900	5,136,376
Presence Health Network, Series C, 5.00%, 2/15/30	12,000	13,288,680
Rush University Medical Center, Series A, 5.00%, 11/15/31	8,415	9,482,443
Rush University Medical Center, Series A, 5.00%, 11/15/32	2,075	2,329,084
Rush University Medical Center, Series A, 5.00%, 11/15/33	2,125	2,375,878
The Peoples Gas Light & Coke Company Project, 4.00%, 2/01/33	11,000	11,493,020
The University of Chicago Medical Centre, Series B, 5.00%, 8/15/30	3,205	3,727,191
Illinois State Toll Highway Authority, Refunding RB, Senior, Series A, 4.00%, 12/01/31	20,000	21,370,000
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 2/01/29	9,080	9,506,215
4.00%, 2/01/30	9,835	10,236,858

		206,789,028
Indiana — 3.0%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	1,895	2,123,272
City of Whiting Indiana, RB, BP Products North America, Inc. Project, AMT, 5.00%, 3/01/46	8,500	9,817,160
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 4.00%, 5/01/35	23,565	24,061,986
Earlham College Project, 5.00%, 10/01/32	11,255	11,876,726
Northern Indiana Commuter Transportation District, RB:
5.00%, 7/01/32	1,000	1,156,280
5.00%, 7/01/33	1,400	1,611,694

		50,647,118
Iowa — 2.0%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	18,500	18,905,520
5.25%, 12/01/25	14,345	15,301,525

		34,207,045

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	27

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Kansas — 0.2%
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A:
5.00%, 9/01/30	$1,175	$1,361,426
5.00%, 9/01/33	1,370	1,566,403

		2,927,829
Kentucky — 0.6%
County of Louisville/Jefferson Metropolitan Government, Refunding RB, Norton Healthcare, Inc., Series A, 5.00%, 10/01/32	7,300	8,493,988
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier-DownTown Crossing Project:
Convertible Series C, 0.00%, 7/01/33 (d)	1,500	1,323,735
Series B, 0.00%, 7/01/30 (a)	1,230	693,056

		10,510,779
Louisiana — 3.0%
City of New Orleans Louisiana, Refunding RB, 5.00%, 12/01/29	1,000	1,153,910
City of Ruston Louisiana, RB, (AGM):
5.00%, 6/01/29	1,060	1,244,143
5.00%, 6/01/30	1,000	1,166,750
5.00%, 6/01/31	1,020	1,184,098
5.00%, 6/01/32	1,225	1,415,892
Louisiana Public Facilities Authority, Refunding RB:
Entergy Louisiana, Series B, 3.50%, 6/01/30	6,190	6,206,837
Ochsner Clinic Foundation Project, 5.00%, 5/15/29	1,250	1,454,863
Ochsner Clinic Foundation Project, 5.00%, 5/15/30	1,000	1,155,270
Ochsner Clinic Foundation Project, 3.00%, 5/15/31	2,250	2,205,000
Ochsner Clinic Foundation Project, 5.00%, 5/15/32	1,500	1,710,285
Ochsner Clinic Foundation Project, 5.00%, 5/15/33	2,200	2,492,182
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A:
5.00%, 7/01/29	3,000	3,360,150
5.00%, 7/01/30	5,000	5,577,100
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 4/01/31	300	327,120
5.00%, 4/01/32	1,000	1,087,160
5.00%, 4/01/33	1,575	1,707,205
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/29	1,925	2,157,463
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,425	3,636,014
5.25%, 5/15/32	4,375	4,701,069
5.25%, 5/15/33	4,750	5,082,167
5.25%, 5/15/35	1,500	1,615,860

		50,640,538
Maryland — 1.9%
City of Baltimore Maryland, Refunding RB, Convention Center Hotel:
5.00%, 9/01/31	1,250	1,436,762
5.00%, 9/01/32	1,250	1,429,825

Municipal Bonds	Par (000)	Value
Maryland (continued)
County of Anne Arundel Maryland Consolidated, Special Taxing District, Special Tax Bonds, Villages At Two Rivers Project:
4.20%, 7/01/24	$700	$706,888
4.90%, 7/01/30	1,315	1,332,963
County of Howard Maryland Housing Commission, RB, Woodfield Oxford Square Apartments:
5.00%, 12/01/29	500	596,890
5.00%, 12/01/30	850	1,005,372
5.00%, 12/01/31	725	852,281
5.00%, 12/01/32	550	642,301
5.00%, 12/01/33	1,765	2,056,101
Maryland EDC, RB, Purple Line Light Rail Project, Series D, AMT, 5.00%, 3/31/30	1,325	1,533,396
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	3,225	3,260,959
Salisbury University Project, 5.00%, 6/01/34	500	535,970
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, Series A, 5.00%, 1/01/31	2,865	3,250,342
Charlestown Community, Series A, 5.00%, 1/01/32	3,010	3,399,915
Charlestown Community, Series A, 5.00%, 1/01/33	3,165	3,561,986
Lifebridge Health Issue, 5.00%, 7/01/31	350	410,680
Lifebridge Health Issue, 5.00%, 7/01/32	360	420,556
Lifebridge Health Issue, 5.00%, 7/01/33	385	448,113
Meritus Medical Center, 5.00%, 7/01/29	2,200	2,502,170
Meritus Medical Center, 5.00%, 7/01/31	1,400	1,573,922
Meritus Medical Center, 5.00%, 7/01/33	1,200	1,340,196

		32,297,588
Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB, Emmanuel College Issue, Series A:
5.00%, 1/01/31	475	542,369
5.00%, 1/01/32	635	721,747
5.00%, 1/01/33	1,070	1,210,620
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A:
5.00%, 10/01/30	780	892,913
5.00%, 10/01/31	3,635	4,138,702
5.00%, 10/01/32	980	1,110,810
5.00%, 10/01/33	1,285	1,450,020
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 7/01/29	6,820	7,480,449

		17,547,630
Michigan — 1.6%
Michigan Finance Authority, Refunding RB:
MidMichigan Health, 5.00%, 6/01/33	2,750	3,105,548
Oakwood Obligation Group, 5.00%, 8/15/30	2,105	2,377,976
Trinity Health Credit Group, 5.00%, 12/01/31	3,000	3,524,310
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	8,195	8,486,168
Saginaw Valley State University, Refunding RB, Series A:
5.00%, 7/01/31	2,070	2,391,740
5.00%, 7/01/32	1,430	1,645,029

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Michigan (continued)
State of Michigan, Refunding RB, GAN, 5.00%, 3/15/27	$3,750	$4,657,463

		26,188,234
Minnesota — 0.2%
Sartell-St Stephen Independent School District No. 748, GO, Series B (a):
0.00%, 2/01/30	1,850	1,264,974
0.00%, 2/01/31	2,190	1,438,830
0.00%, 2/01/32	1,450	918,720

		3,622,524
Mississippi — 1.3%
Mississippi Development Bank, Refunding RB, Municipal Energy Agency of Mississippi, Series A (AGM):
5.00%, 3/01/30	2,280	2,615,684
5.00%, 3/01/31	1,595	1,822,894
5.00%, 3/01/32	2,000	2,274,720
5.00%, 3/01/33	1,275	1,449,101
State of Mississippi, RB, Series E, 5.00%, 10/15/33	12,225	13,829,654

		21,992,053
Missouri — 0.7%
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 4.00%, 11/15/33	2,010	2,117,274
St. Louis College of Pharmacy, 5.00%, 5/01/30	3,000	3,271,560
The Children’s Mercy Hospital, 5.00%, 5/15/29	500	589,175
The Children’s Mercy Hospital, 5.00%, 5/15/30	915	1,067,082
The Children’s Mercy Hospital, 5.00%, 5/15/31	1,175	1,362,213
The Children’s Mercy Hospital, 4.00%, 5/15/32	1,680	1,775,592
The Children’s Mercy Hospital, 4.00%, 5/15/33	2,000	2,104,420

		12,287,316
Nebraska — 1.3%
Central Plains Nebraska Energy Project, RB:
Energy Project No. 3, 5.00%, 9/01/27	7,010	7,802,621
Gas Project No. 3, 5.00%, 9/01/32	4,500	4,916,835
Public Power Generation Agency, Refunding RB, Whelan Energy Center Unit 2, Series A, 5.00%, 1/01/32	7,630	8,809,521

		21,528,977
New Hampshire — 0.3%
New Hampshire State Turnpike System, RB, Series C, 4.00%, 8/01/33	4,350	4,575,373
New Jersey — 13.3%
Casino Reinvestment Development Authority, Refunding RB:
5.00%, 11/01/21	2,465	2,664,640
5.00%, 11/01/22	1,890	2,065,524
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,640,490
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	12,230	13,311,621

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB, AMT (continued):
Continental Airlines, Inc. Project, Series A, 5.63%, 11/15/30	$1,740	$1,964,129
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	1,315	1,484,385
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 1/01/28	4,705	5,212,764
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/23	13,000	14,294,410
Cigarette Tax, 5.00%, 6/15/26	10,610	11,442,779
Cigarette Tax, 4.25%, 6/15/27	16,500	17,056,215
Continental Airlines, Inc. Project, AMT, 5.75%, 9/15/27	6,200	6,833,454
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	5,000	5,604,750
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Princeton HealthCare System, 5.00%, 7/01/29	2,900	3,401,584
Princeton HealthCare System, 5.00%, 7/01/30	2,400	2,794,488
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 7/01/30	11,245	13,131,911
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 7/01/32	10,005	10,581,588
St. Joseph Health System, 5.00%, 7/01/28	1,500	1,702,380
St. Joseph Health System, 5.00%, 7/01/29	1,250	1,408,350
St. Joseph Health System, 5.00%, 7/01/30	1,100	1,230,339
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
5.00%, 12/01/22	1,275	1,445,837
5.00%, 12/01/23	3,475	3,969,875
5.00%, 12/01/24	6,000	6,900,060
5.00%, 12/01/25	5,500	6,354,480
5.00%, 12/01/26	2,250	2,575,935
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/27	4,225	4,604,997
Transportation Program, Series AA, 5.25%, 6/15/28	4,500	4,894,605
Transportation System, CAB, Series A, 0.00%, 12/15/28 (a)	41,000	24,155,150
Transportation System, CAB, Series A, 0.00%, 12/15/29 (a)	18,000	10,000,980
Transportation System, Series AA, 4.00%, 6/15/30	13,315	13,126,460
Transportation System, Series C, 5.25%, 6/15/32	10,000	10,698,600
Transportation System, Series D, 5.00%, 6/15/32	5,000	5,264,050
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 1/01/27	5,000	5,943,900
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/33	500	554,385
5.00%, 11/01/34	500	552,690

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	29

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 7/15/30	$2,000	$2,274,040
5.00%, 7/15/31	1,450	1,641,516
5.00%, 7/15/32	835	941,922

		223,725,283
New Mexico — 1.0%
New Mexico Educational Assistance Foundation, RB, Education Loan, AMT:
Series A-1, 3.75%, 9/01/31	6,250	6,376,562
Series A-2, 3.80%, 11/01/32	5,850	5,969,867
Series A-2, 3.80%, 9/01/33	5,000	5,082,000

		17,428,429
New York — 3.8%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 4.50%, 1/01/25 (b)	900	954,576
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, 0.61%, 8/01/43	6,400	6,400,000
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
4.00%, 7/01/32	5,500	5,651,140
4.00%, 7/01/33	6,000	6,164,880
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	3,080	3,310,569
5.00%, 8/01/31	3,465	3,703,738
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 4.50%, 7/01/22 (e)	9,115	10,492,915
Port Authority of New York & New Jersey, Refunding RB, Consolidate, Series 205, 5.00%, 11/15/33 (c)	19,170	23,149,500
TSASC, Inc., Refunding RB, Series A, 5.00%, 6/01/30	3,000	3,395,550

		63,222,868
North Carolina — 0.6%
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/31	1,665	1,833,182
Mission Health Combined Group, 4.00%, 10/01/31	1,250	1,328,862
Mission Health Combined Group, 5.00%, 10/01/32	3,700	4,357,231
Mission Health Combined Group, 4.00%, 10/01/33	1,500	1,578,780

		9,098,055
Ohio — 1.1%
American Municipal Power, Inc., RB, Meldahl Hydroelectric Project, Green Bond, Series A:
5.00%, 2/15/29	700	823,284
5.00%, 2/15/30	885	1,033,698
5.00%, 2/15/31	800	928,224
5.00%, 2/15/32	1,000	1,154,550
5.00%, 2/15/33	1,195	1,372,876
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 7/01/28	500	523,890
5.63%, 7/01/32	1,000	1,047,560

Municipal Bonds	Par (000)	Value
Ohio (continued)
County of Hamilton Ohio Sales Tax Revenue, Refunding RB, Series A, 5.00%, 12/01/30	$4,500	$5,383,215
Ohio Air Quality Development Authority, Refunding RB, AMT, 3.95%, 11/01/32	1,500	671,250
State of Ohio, RB, Portsmouth Bypass Project, AMT (AGM):
5.00%, 12/31/29	1,625	1,853,702
5.00%, 12/31/30	2,400	2,725,104

		17,517,353
Oklahoma — 0.8%
County of Oklahoma Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.00%, 4/01/23	815	836,361
Norman Regional Hospital Authority, Refunding RB:
5.00%, 9/01/27	2,100	2,442,594
5.00%, 9/01/28	2,000	2,307,880
5.00%, 9/01/29	2,150	2,462,610
5.00%, 9/01/30	5,130	5,833,939

		13,883,384
Oregon — 0.9%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 7/01/35	7,390	8,645,783
State of Oregon Lottery, Refunding RB, Series C, 5.00%, 4/01/30	5,000	6,131,200

		14,776,983
Pennsylvania — 17.5%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/27	6,750	7,329,757
5.00%, 5/01/28	5,000	5,407,950
5.00%, 5/01/29	3,745	4,032,316
5.00%, 5/01/30	5,300	5,684,091
Chester County Health & Education Facilities Authority, Refunding RB, Series A:
Main Line Health System, 5.00%, 10/01/31	1,350	1,613,790
Main Line Health System, 5.00%, 10/01/32	1,450	1,723,427
Main Line Health System, 5.00%, 10/01/33	2,300	2,720,325
Simpson Senior Services Project, 5.00%, 12/01/30	2,180	2,238,511
City of Philadelphia Pennsylvania, GO, Refunding (AGM):
5.00%, 8/01/30	10,735	12,721,619
5.00%, 8/01/31	10,000	11,792,600
Series A, 5.00%, 8/01/30 (c)	4,500	5,255,820
County of Allegheny Higher Education Building Authority, Refunding RB, Duquesne University, 4.00%, 3/01/21	350	380,076
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project:
Series A, 4.00%, 1/01/35	9,765	4,369,837
Series B, 3.50%, 12/01/35	6,790	3,038,525
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.00%, 1/01/22	750	795,803
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/27	1,275	1,327,109
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/32	3,350	3,438,038

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County of Cumberland Pennsylvania Municipal Authority, Refunding RB (continued):
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/29	$1,300	$1,446,120
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/30	2,675	2,957,105
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/32	1,510	1,680,826
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, Series A, 4.00%, 6/01/31	2,275	2,417,597
County of Delaware Authority, Refunding RB, Cabrini University:
5.00%, 7/01/26	1,180	1,365,449
5.00%, 7/01/28	800	927,048
5.00%, 7/01/29	1,365	1,569,231
5.00%, 7/01/30	1,435	1,637,263
County of Delaware Pennsylvania Authority, Refunding RB, Villanova University:
4.00%, 12/01/30	1,000	1,091,410
4.00%, 12/01/31	1,000	1,086,790
County of Lancaster Hospital Authority, Refunding RB, University of Pennsylvania Health System Obligation, Series A, 3.00%, 8/15/30	2,535	2,408,047
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network:
Series A, 5.00%, 7/01/30	800	928,088
Series B, 4.00%, 7/01/33	24,285	25,229,201
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,771,575
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/33	15,015	16,761,995
Albert Einstein Healthcare Network, Series A, 5.25%, 1/15/29	3,250	3,601,747
Albert Einstein Healthcare Network, Series A, 5.25%, 1/15/30	6,185	6,812,221
Whitemarsh Continuing Care Retirement Community Project, 5.00%, 1/01/30	2,000	2,027,120
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 8/15/33	13,055	14,328,385
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/34	4,000	4,740,040
County of Westmoreland Municipal Authority, Refunding RB, (BAM):
5.00%, 8/15/27	1,500	1,782,855
5.00%, 8/15/28	3,000	3,537,480
Geisinger Authority, Refunding RB, Geisinger Health System, Series A-2:
5.00%, 2/15/32	4,000	4,713,840
5.00%, 2/15/34	1,750	2,046,362
Pennsylvania Economic Development Financing Authority, RB:
Pennsylvania Bridge Finco LP, 5.00%, 12/31/29	5,000	5,764,500
Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/34	5,000	5,639,500
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/30	13,100	15,014,827

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Refunding RB, University of Pittsburgh Medical Center:
5.00%, 3/15/30	$5,250	$6,197,152
5.00%, 3/15/31	4,500	5,276,160
Pennsylvania Higher Educational Facilities Authority, RB:
Series AT-1, 5.00%, 6/15/30	7,910	9,266,644
Shippensburg University Student Services, 5.00%, 10/01/30	5,250	5,593,455
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, 5.00%, 5/01/30	425	495,431
Drexel University, 5.00%, 5/01/31	1,000	1,159,540
Drexel University, 5.00%, 5/01/32	1,750	2,020,428
Drexel University, 5.00%, 5/01/33	3,320	3,819,262
Drexel University, 5.00%, 5/01/35	1,000	1,142,940
La Salle University, 4.00%, 5/01/32	3,000	3,072,690
Pennsylvania Turnpike Commission, RB, Sub-Series B-1:
5.00%, 6/01/31	3,000	3,468,810
5.00%, 6/01/32	4,075	4,682,053
5.00%, 6/01/33	4,000	4,574,120
Pennsylvania Turnpike Commission, Refunding RB, Motor License Fund, Enhanced Turnpike, 5.00%, 12/01/30	5,000	5,841,450
Philadelphia Gas Works Co., Refunding RB, General Ordinance, Series 14-T, 5.00%, 10/01/30	425	494,237
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 4/01/27	4,130	4,424,304
5.00%, 4/01/28	8,000	8,536,160
5.00%, 4/01/29	6,000	6,374,220
5.00%, 4/01/30	5,500	5,807,835
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc. Student Housing Project:
5.00%, 7/01/30	1,280	1,370,470
5.00%, 7/01/30	825	895,051
Upper Moreland Township School District, GO:
5.00%, 10/01/30	325	375,408
5.00%, 10/01/31	450	516,528
5.00%, 10/01/32	150	171,398
5.00%, 10/01/33	250	284,558

		294,016,520
Rhode Island — 1.7%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, 5.00%, 5/15/30	1,500	1,681,140
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Homeownership Opportunity Bonds, Series 68-B, 3.00%, 10/01/31	13,500	13,315,320
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 6/01/28	2,750	3,089,790
5.00%, 6/01/29	4,500	5,021,100
5.00%, 6/01/30	4,215	4,674,941

		27,782,291
South Carolina — 0.1%
South Carolina Jobs EDA, Refunding RB, The Lutheran Homes of South Carolina, Inc., 5.00%, 5/01/28	2,000	2,056,760

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	31

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Tennessee — 0.5%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Erlanger Health System, Series A, 5.00%, 10/01/31	$6,210	$6,874,408
Counties of Nashville & Davidson Tennessee Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/31	1,300	1,505,374

		8,379,782
Texas — 19.0%
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A:
5.00%, 1/01/30	1,600	1,852,048
5.00%, 1/01/31	1,175	1,351,086
5.00%, 1/01/33	1,500	1,714,515
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 8/15/32	12,500	14,092,500
5.00%, 8/15/33	14,000	15,745,800
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,665	2,863,702
City of Houston Texas Combined Utility System Revenue, Refunding RB, First Lien, Series B, 5.25%, 11/15/33	20,000	24,403,400
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/33	1,650	1,901,839
Clifton Higher Education Finance Corp., Refunding RB, Series A:
Idea Public Schools (PSF- GTD), 4.00%, 8/15/31	1,250	1,354,488
Idea Public Schools (PSF- GTD), 4.00%, 8/15/33	1,200	1,282,608
Uplift Education, 3.10%, 12/01/22	915	920,801
Uplift Education, 3.95%, 12/01/32	1,800	1,799,928
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series C, 4.00%, 8/15/33	12,325	13,003,614
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
5.75%, 1/01/28	500	552,850
6.38%, 1/01/33	460	521,861
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 1/01/33	1,090	1,124,357
YMCA of the Greater Houston Area, 5.00%, 6/01/28	1,500	1,656,780
YMCA of the Greater Houston Area, 5.00%, 6/01/33	3,000	3,248,610
County of Matagorda Texas Navigation District No. 1, Refunding RB:
Series A (AMBAC), 4.40%, 5/01/30	31,120	34,731,787
Series B (AMBAC), AMT, 4.55%, 5/01/30	10,000	10,985,700
Series B-2, 4.00%, 6/01/30	12,995	13,671,130
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (a):
0.00%, 9/15/31	6,235	3,791,005
0.00%, 9/15/32	15,135	8,660,701
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A:
4.00%, 11/15/31	5,500	5,677,705
4.00%, 11/15/32	15,420	15,869,185

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, Series A-1, 5.00%, 10/01/29	$1,000	$1,093,480
Leander ISD, GO, CAB, Refunding, Series D (PSF-GTD) (a):
0.00%, 8/15/31	1,200	718,068
0.00%, 8/15/32	2,000	1,134,040
0.00%, 8/15/33	4,485	2,410,732
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services, 4.00%, 5/15/31	9,970	10,525,329
New Hope Cultural Education Facilities Corp., RB, Series A:
Jubilee Academic Center, 3.63%, 8/15/22 (b)	295	296,705
Jubilee Academic Center, 4.25%, 8/15/27 (b)	450	450,986
Station 1 LLC Texas A&M University Project, 5.00%, 4/01/29	2,290	2,481,238
Stephenville LLC Tarleton State University Project, 5.38%, 4/01/28	1,150	1,272,981
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/24	420	472,286
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/25	240	271,243
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/29	725	786,886
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,794,368
North Texas Tollway Authority, Refunding RB, Series A:
1st Tier, 5.00%, 1/01/30	8,500	10,054,140
2nd Tier, 5.00%, 1/01/33	10,000	11,456,700
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 1/01/22	635	669,855
5.50%, 1/01/32	1,000	1,058,070
Socorro Independent School District, GO, Refunding:
Series A, 4.00%, 8/15/34	1,500	1,627,830
Series B, 4.00%, 8/15/34	3,000	3,255,660
State of Texas, GO, Refunding, Series A, 5.00%, 10/01/23	3,100	3,746,877
Texas A&M University, Refunding RB, Financing System, Series B, 5.00%, 5/15/22	5,000	5,879,600
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/30	18,000	19,961,820
5.00%, 12/15/31	25,000	27,593,500
Texas Public Finance Authority, Refunding RB, Midwestern State University:
4.00%, 12/01/29	2,000	2,188,260
4.00%, 12/01/30	2,000	2,172,580
4.00%, 12/01/31	1,650	1,784,788
Texas State University System, Refunding RB, Series A, 5.00%, 3/15/32	1,250	1,495,663
Texas Transportation Commission State Highway Fund, Refunding RB, 1st Tier:
5.00%, 10/01/22	5,000	5,924,900
Series A, 5.00%, 4/01/22	5,000	5,854,200
University of Texas System, Refunding RB, Financing System, Series C, 5.00%, 8/15/20	7,410	8,277,266

		319,488,051

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Utah — 0.5%
Utah Transit Authority, Refunding RB, Subordinate, 4.00%, 12/15/31	$7,750	$8,368,372
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	2,400	2,522,784
Virginia — 0.8%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A, 5.00%, 12/01/32	2,000	2,066,700
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 7/01/30	3,000	3,037,530
4.50%, 7/01/32	1,100	1,108,162
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	506,510
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, Series B, 5.25%, 7/01/30 (b)	2,000	2,183,740
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 7/01/34	3,940	4,272,103

		13,174,745
Washington — 2.4%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
3.50%, 9/01/18	1,025	1,032,421
5.00%, 9/01/27	1,000	1,042,050
5.25%, 9/01/32	1,850	1,905,999
Port of Seattle Washington, Refunding RB, Interemediate Lien, AMT, Series C (c):
5.00%, 5/01/33	6,695	7,819,693
5.00%, 5/01/34	6,000	6,980,520
Port of Seattle Washington Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 4/01/30	5,000	5,456,050
Spokane Public Facilities District, Refunding RB, Series B, 5.00%, 12/01/32	5,895	6,645,787
Washington Biomedical Research Properties 3.2, RB, Series A:
5.00%, 1/01/31	1,000	1,174,610
5.00%, 1/01/32	1,140	1,331,053
5.00%, 1/01/33	3,345	3,884,816
Washington State Housing Finance Commission, Refunding RB, Emerald Heights Project:
5.00%, 7/01/28	1,000	1,103,390
5.00%, 7/01/33	1,100	1,189,903

		39,566,292
West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB, West Virginia University Health System, Series A:
5.00%, 6/01/31	1,950	2,254,727
5.00%, 6/01/33	1,100	1,260,864

		3,515,591
Wisconsin — 1.7%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 4/01/30	6,690	7,152,747
Waste Management, Inc. Project, 2.63%, 11/01/25	3,000	2,992,200
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 7/01/28	2,250	2,428,470

Municipal Bonds	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Marquette University, 4.00%, 10/01/32	$4,520	$4,741,344
The Monroe Clinic, Inc., 5.00%, 2/15/28	500	585,410
The Monroe Clinic, Inc., 5.00%, 2/15/29	575	666,897
The Monroe Clinic, Inc., 5.00%, 2/15/30	500	573,795
Wisconsin Housing & Economic Development Authority, Refunding RB, S/F Housing, Series D, 3.00%, 9/01/32	9,000	8,775,270

		27,916,133
Total Municipal Bonds — 131.5%		2,208,874,535

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Colorado — 5.0%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT (g):
4.25%, 11/15/29	33,820	35,845,253
4.25%, 11/15/30	35,210	37,318,490
4.25%, 11/15/31	8,085	8,569,156
4.25%, 11/15/32	2,230	2,363,540

		84,096,439
Florida — 5.9%
County of Broward Florida, ARB, Series Q-1 (g):
4.00%, 10/01/29	17,200	18,039,398
4.00%, 10/01/30	18,095	18,978,076
4.00%, 10/01/31	18,820	19,738,458
4.00%, 10/01/32	19,575	20,530,304
4.00%, 10/01/33	20,355	21,348,370

		98,634,606
Iowa — 2.6%
Iowa State Board of Regents, RB, University of Iowa Hospitals & Clinics:
4.00%, 9/01/28	3,375	3,541,237
4.00%, 9/01/29	6,524	6,846,392
4.00%, 9/01/30	6,324	6,636,541
4.00%, 9/01/31	8,649	9,076,060
4.00%, 9/01/32	7,749	8,131,730
4.00%, 9/01/33	9,374	9,836,771

		44,068,731
Texas — 9.7%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing & Expansion Project:
4.00%, 9/15/30	15,000	15,768,326
4.00%, 9/15/31	19,475	20,472,543
4.00%, 9/15/32	18,075	19,000,833
4.00%, 9/15/33	11,000	11,563,439
4.00%, 9/15/34	11,885	12,493,770
4.00%, 9/15/35	4,500	4,730,498
Dallas Fort Worth International Airport, Refunding RB, AMT (g):
Series E, 4.00%, 11/01/32	6,915	7,500,107
Series E, 4.13%, 11/01/35	10,435	11,317,948
Series F, 5.00%, 11/01/29	12,820	13,904,753
Series F, 5.00%, 11/01/30	15,565	16,882,019
Series F, 5.00%, 11/01/31	10,000	10,846,141
Series F, 5.00%, 11/01/32	17,170	18,622,825

		163,103,202
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.2%		389,902,978
Total Long-Term Investments (Cost — $2,554,222,572) — 154.7%		2,598,777,513

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	33

Schedule of Investments (concluded)	BlackRock Municipal 2030 Target Term Trust (BTT)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (h)(i)	47,738,777	$47,757,872
Total Short-Term Securities (Cost — $47,743,372) — 2.8%		47,757,872
Total Investments (Cost — $2,601,965,944) — 157.5%		2,646,535,385
Liabilities in Excess of Other Assets — (2.0)%		(32,499,530)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.0)%		(184,614,557)
RVMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.5)%		(749,580,109)

Net Assets Applicable to Common Shares — 100.0%		$1,679,841,189

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires between November 1, 2018 to November 15, 2020, is $128,621,860. See Note 4 of the Notes to Financial Statements for details.

(h)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	96,809,834	(49,071,057)	47,738,777	$47,757,872	$396,447	$33,654	$14,500
[1] Includes net capital gain distributions.

(i)	Current yield as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$2,598,777,513	—	$2,598,777,513
Short-Term Securities	$47,757,872	—	—	47,757,872

Total	$47,757,872	$2,598,777,513	—	$2,646,535,385

[1] See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(184,114,916)	—	$(184,114,916)
RVMTP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)

Total	—	$(934,114,916)	—	$(934,114,916)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$420	$467,783
Arizona — 1.0%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 7/01/50 (a)(b)	1,185	1,248,848
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35 (a)	275	287,042

		1,535,890
California — 16.3%
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/19 (b)	1,010	1,106,637
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 7/01/51 (a)	1,200	1,279,860
California Statewide Communities Development Authority, RB, Lancer Educational student Housing Project, Series A (a):
5.00%, 6/01/36	990	1,024,234
5.00%, 6/01/46	1,220	1,249,682
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	2,060	2,139,763
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A-1, 5.13%, 6/01/47	265	260,172
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,185	1,425,946
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/19 (b)	2,450	2,614,003
State of California, GO, Various Purposes, 6.00%, 3/01/33	1,960	2,204,569
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/31	2,100	2,526,993
5.50%, 11/01/33	1,500	1,795,260
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	610	720,331
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.00%, 6/01/37	1,975	1,978,555
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	460	560,984
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	2,780	3,269,808

		24,156,797
Colorado — 2.9%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47	250	253,728
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,750	2,039,887
Colorado Health Facilities Authority, Refunding RB, Series A:
Catholic Health Initiative, 5.50%, 7/01/34	1,675	1,740,626
Frasier Meadows Retirement Community Project, 5.25%, 5/15/37	210	223,371

		4,257,612

Municipal Bonds	Par (000)	Value
Florida — 6.4%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida (a):
5.00%, 5/01/32	$225	$229,509
5.00%, 5/01/48	555	558,363
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	370	430,099
County of Miami-Dade Florida, RB, Seaport Department, Series A, 6.00%, 10/01/38	5,675	6,839,340
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
5.25%, 5/01/37	180	184,964
5.38%, 5/01/47	185	190,432
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 6/01/32	875	1,027,128

		9,459,835
Illinois — 17.9%
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/21 (b)	4,545	5,362,373
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/31	1,060	1,154,393
Sales Tax Receipts, 5.25%, 12/01/36	1,500	1,620,285
Sales Tax Receipts, 5.25%, 12/01/40	1,750	1,885,188
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	580	622,178
5.25%, 12/01/43	2,660	2,789,622
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	1,750	1,988,210
Rush University Medical Center, Series B, 7.25%, 11/01/18 (b)	1,600	1,725,136
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	2,900	3,172,136
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 6/15/53	280	296,332
Railsplitter Illinois Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,055	1,202,130
6.00%, 6/01/28	300	341,805
State of Illinois, GO:
5.25%, 2/01/31	730	778,764
5.25%, 2/01/32	1,500	1,594,035
5.50%, 7/01/33	1,500	1,603,590
5.50%, 7/01/38	320	339,859

		26,476,036
Indiana — 3.6%
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1 (a):
6.63%, 1/15/34	125	129,286
6.75%, 1/15/43	185	191,322
6.88%, 1/15/52	375	387,769
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 3/01/32	500	506,140
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (b)	3,400	3,641,026
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 1/15/51 (a)	520	525,600

		5,381,143
Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	910	929,947
5.25%, 12/01/25	625	666,675

		1,596,622

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	35

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Municipal Bonds	Par (000)	Value
Kansas — 2.2%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 5/15/43	$475	$486,794
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	2,500	2,724,050

		3,210,844
Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,095	1,243,515
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	915	949,852

		2,193,367
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	1,945	2,212,107
Maryland — 0.4%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A, 4.50%, 9/01/33	135	138,745
City of Baltimore Maryland, Tax Allocation Bonds, Center/West Development, Series A, 5.38%, 6/01/36	415	428,666

		567,411
Massachusetts — 3.1%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 1/01/47	790	876,315
UMass Boston Student Housing Project, 5.00%, 10/01/41	500	548,080
UMass Boston Student Housing Project, 5.00%, 10/01/48	875	955,588
Massachusetts Development Finance Agency, Refunding RB:
Emerson College Issue, 5.00%, 1/01/45	375	409,661
Trustees of Deerfield Academy, 5.00%, 10/01/40	375	415,774
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, Series O, 5.38%, 8/15/18 (b)	1,000	1,046,300
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 7/01/36	300	339,639

		4,591,357
Michigan — 3.3%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,400	1,597,036
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.00%, 10/15/18 (b)	910	964,791
6.00%, 10/15/18 (b)	540	572,513
6.00%, 10/15/38	50	52,866
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	1,525	1,645,018

		4,832,224
Mississippi — 1.5%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,750	2,241,750
Montana — 0.1%
City of Kalispell Montana, Refunding RB, Immaunel Lutheran Corporation Project, Series A, 5.25%, 5/15/37	125	131,338
Nevada — 4.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (b)	2,600	2,816,112

Municipal Bonds	Par (000)	Value
Nevada (continued)
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	$2,825	$3,136,682

		5,952,794
New Jersey — 5.7%
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA:
5.50%, 6/15/19 (b)	500	542,900
5.50%, 12/15/29	250	260,460
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,685	1,743,267
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	1,990	2,080,804
Series AA, 5.50%, 6/15/39	2,245	2,401,387
New Jersey Turnpike Authority, Refunding RB, Series B, 4.00%, 1/01/37 (c)	220	233,470
Tobacco Settlement Financing Corp., Series 1A, 5.00%, 6/01/41	1,235	1,178,832

		8,441,120
New York — 5.9%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	900	925,542
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Senior:
5.75%, 2/15/21 (b)	975	1,130,639
5.75%, 2/15/47	645	741,750
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/38	500	573,360
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,480	1,603,773
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/38 (b)	3,250	3,474,088
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 6/01/42	280	279,462

		8,728,614
Ohio — 2.9%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,405	2,599,829
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	1,385	1,633,414

		4,233,243
Oklahoma — 1.5%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 8/01/57	1,110	1,219,024
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	850	928,311

		2,147,335
Oregon — 0.2%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 6/15/38 (d)	575	246,548
Pennsylvania — 4.0%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 5/01/42 (a)	420	437,295
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	800	861,712

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	$1,000	$1,024,670
Pennsylvania Turnpike Commission, RB, Sub Series A, 5.63%, 12/01/31	1,645	1,836,725
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,530	1,755,216

		5,915,618
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	305	302,499
5.63%, 5/15/43	1,420	1,393,347

		1,695,846
Rhode Island — 2.3%
Rhode Island Health & Educational Building Corp., RB, Series G (AGM), 5.00%, 5/15/42 (c)	355	406,049
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	2,870	2,888,684
5.00%, 6/01/50	125	128,332

		3,423,065
South Carolina — 2.6%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,825	2,147,623
State of South Carolina Public Service Authority, Refunding RB:
Series C, 5.00%, 12/01/46	875	952,123
Series E, 5.25%, 12/01/55	725	810,731

		3,910,477
Texas — 10.4%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/21 (b)	2,560	2,971,981
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	1,140	1,319,778
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/20 (b)	2,710	3,109,075
Lower Colorado River Authority, Refunding RB:
5.50%, 5/15/19 (b)	5	5,397
5.50%, 5/15/19 (b)	80	86,351
5.50%, 5/15/19 (b)	5	5,397
5.50%, 5/15/33	1,910	2,046,374
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	1,500	1,742,580
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/19 (b)	1,250	1,333,850
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	520	593,091
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,005	2,243,575

		15,457,449
Virginia — 3.3%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 3/01/26	240	242,453
5.13%, 3/01/31	470	471,579
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	425	475,958

Municipal Bonds	Par (000)	Value
Virginia (continued)
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health:
5.50%, 5/15/19 (b)	$475	$513,219
5.50%, 5/15/35	885	948,702
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (b)	1,200	1,288,980
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	1,010	959,550

		4,900,441
Wisconsin — 0.5%
Public Finance Authority, Refunding RB, Mery’s Wood at Marylhurst Projects, 5.25%, 5/15/52 (a)	735	781,797
Total Municipal Bonds — 107.5%		159,146,463

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Alabama — 0.8%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,120	1,182,250
California — 20.7%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (b)(f)	3,000	3,152,880
Fremont Union High School District, GO, Refunding, Series A, 4.00%, 8/01/46	1,840	1,963,501
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/20 (b)	3,700	4,137,118
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/20 (b)(f)	4,041	4,550,299
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (b)	5,977	6,580,906
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	600	645,090
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/19 (b)	6,448	7,031,016
University of California, RB, Series O, 5.75%, 5/15/19 (b)	2,310	2,509,566

		30,570,376
District of Columbia — 3.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	2,129	2,339,512
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/18 (b)	2,698	2,841,901

		5,181,413
Illinois — 4.0%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (b)	4,300	4,509,926
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 1/01/38	1,244	1,407,072

		5,916,998
Nevada — 4.3%
County of Clark Nevada Water Reclamation District, GO (b):
Limited Tax, 6.00%, 7/01/18	4,000	4,186,920
Series B, 5.50%, 7/01/19	1,994	2,165,900

		6,352,820

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	37

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (b)(f)	$1,680	$1,810,667
New Jersey — 3.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	3,000	3,039,390
Series B, 5.25%, 6/15/36 (f)	2,481	2,576,220

		5,615,610
New York — 15.0%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	497	518,444
5.75%, 6/15/40	1,662	1,733,908
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF, 5.00%, 6/15/45	2,499	2,809,711
Series FF-2, 5.50%, 6/15/40	2,985	3,220,517
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,499	2,648,649
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,700	1,979,187
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,825,783
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (f)	1,980	2,285,533
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	3,000	3,206,850

		22,228,582

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Pennsylvania — 2.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	$1,514	$1,794,428
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 6/01/35	1,830	2,100,950

		3,895,378
Texas — 5.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/19 (b)(f)	3,074	3,272,300
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,200	4,553,430

		7,825,730
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 61.2%		90,579,824
Total Long-Term Investments (Cost — $231,503,995) — 168.7%		249,726,287
Other Assets Less Liabilities — 0.0%		109,288
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (33.8)%		(50,138,567)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (34.9)%		(51,706,784)

Net Assets Applicable to Common Shares — 100.0%		$147,990,224

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires between May 7, 2018 to November 15, 2019, is $11,993,816. See Note 4 of the Notes to Financial Statements for details.

•

During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	40,725	(40,725)	—	—	$3,153	$119	—

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(16)	September 2017	$1,890	$(171)
10-Year U.S. Treasury Note	(24)	September 2017	$3,021	773
Long U.S. Treasury Bond	(17)	September 2017	$2,600	(6,930)
Ultra U.S. Treasury Bond	(4)	September 2017	$658	(5,433)

Total				$(11,761)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$773	—	$773

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$12,534	—	$12,534

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$379,664	—	$379,664

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$19,214	—	$19,214

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$10,706,619

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$249,726,287	—	$249,726,287

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	39

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$773	—	—	$773
Liabilities:
Interest rate contracts	(12,534)	—	—	(12,534)

Total	$(11,761)	—	—	$(11,761)

[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(50,027,598)	—	$(50,027,598)
VRDP Shares at Liquidation Value	—	(52,000,000)	—	(52,000,000)

Total	—	$(102,027,598)	—	$(102,027,598)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments July 31, 2017	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 135.0%
Corporate — 10.3%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	$1,790	$18,795
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	2,400	2,558,592
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, Series B, 5.63%, 11/15/30	5,160	5,824,660
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 7/01/46	740	787,168
New Jersey American Water Co., Inc. Project, AMT, Series A, 5.70%, 10/01/39	1,500	1,619,955
New Jersey American Water Co., Inc. Project, AMT, Series B, 5.60%, 11/01/34	1,275	1,387,646

		12,196,816
County/City/Special District/School District — 28.2%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	5,530	5,639,715
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement, (BAM):
5.00%, 7/01/33	490	554,690
5.00%, 7/01/35	755	849,700
City of Margate New Jersey, GO, Refunding, Improvement, 5.00%, 1/15/21 (c)	1,085	1,229,880
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (d)	1,990	2,001,641
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	1,440	1,872,893
5.50%, 10/01/29	2,630	3,439,488
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 1/01/39	2,000	2,106,740
5.38%, 1/01/44	2,400	2,522,568
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 9/01/40	775	883,120
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	1,000	1,218,500
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	740	834,979
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 3/01/38	860	980,873
New Brunswick New Jersey Parking Authority, Refunding RB, City Guaranteed, Series A (BAM), 5.00%, 9/01/39	380	440,355
New Jersey EDA, RB, Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	5,000	5,777,250
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	2,945,275

		33,297,667
Education — 23.4%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 7/01/46	150	155,117
New Jersey EDA, RB:
Leap Academy Charter School, Series A, 6.00%, 10/01/34	185	188,103

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (continued)
New Jersey EDA, RB (continued):
Leap Academy Charter School, Series A, 6.20%, 10/01/44	$140	$141,679
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,618,560
School Facilities Construction (AGC), 5.50%, 12/15/18 (c)	1,045	1,110,699
School Facilities Construction (AGC), 5.50%, 12/15/34	20	21,013
Team Academy Charter School Project, 6.00%, 10/01/33	1,490	1,672,093
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A (d):
5.63%, 8/01/34	415	410,750
5.88%, 8/01/44	290	289,026
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	1,000	1,034,290
New Jersey Educational Facilities Authority, Refunding RB:
City of New Jersey University Issue, Series D, 4.00%, 7/01/34	355	367,521
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (c)	2,000	2,075,240
College of New Jersey, Series F, 4.00%, 7/01/35	190	197,957
Georgian Court University, Series D, 5.00%, 7/01/33	250	250,365
Kean University, Series A, 5.50%, 9/01/36	2,060	2,219,382
Montclair State University, Series A, 5.00%, 7/01/44	4,570	5,121,828
Montclair State University, Series B, 5.00%, 7/01/34	585	679,407
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	660	717,479
Princeton University, Series B, 5.00%, 7/01/29	1,160	1,453,248
Ramapo College, Series B, 5.00%, 7/01/42	265	290,769
Stevens Institute of Technology, Series A, 5.00%, 7/01/42	270	308,545
Stevens Institute of Technology, Series A, 4.00%, 7/01/47	400	407,824
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (c)	1,000	1,118,390
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	1,290	1,411,982
Series 1A, 5.00%, 12/01/25	305	325,029
Series 1A, 5.00%, 12/01/26	200	212,840
Series 1A, 5.25%, 12/01/32	500	531,660
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/22 (c)	155	182,351
5.00%, 7/01/40	1,000	1,134,700
5.00%, 7/01/42	345	383,481
5.00%, 7/01/45	1,345	1,518,115

		27,549,443
Health — 9.9%
New Jersey EDA, Refunding RB, Lions Gate Project, 5.25%, 1/01/44	430	444,878
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38 (c)	700	726,334

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	41

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (continued)
New Jersey Health Care Facilities Financing Authority, RB (continued):
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	$750	$853,988
Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,250	1,347,063
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/21 (c)	1,045	1,240,760
AHS Hospital Corp., 6.00%, 7/01/21 (c)	900	1,068,597
Princeton Healthcare System, 5.00%, 7/01/39	835	942,481
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 7/01/43	465	480,145
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 7/01/43	1,235	1,399,057
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (c)	580	679,116
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (c)	1,605	1,879,278
St. Joseph’s Healthcare System Obligated Group, 5.00%, 7/01/41	200	217,844
St. Joseph’s Healthcare System Obligated Group, 4.00%, 7/01/48	450	436,572

		11,716,113
Housing — 4.0%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	1,185	1,230,575
S/F Housing, Series AA, 6.38%, 10/01/28	50	51,518
S/F Housing, Series AA, 6.50%, 10/01/38	35	36,024
S/F Housing, Series CC, 5.00%, 10/01/34	715	733,819
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series D, AMT, 4.25%, 11/01/37	395	404,851
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,223,580

		4,680,367
State — 10.9%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/26 (e)	6,000	4,572,660
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,365	1,589,406
New Jersey EDA, Refunding RB, Cigarette Tax:
5.00%, 6/15/26	810	873,577
(AGM), 5.00%, 6/15/22	2,940	3,322,406
New Jersey Health Care Facilities Financing Authority, RB, Hospitall Asset Transformation Program, Series A, 5.25%, 10/01/38	1,825	1,864,256
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/19 (c)	600	647,064

		12,869,369
Tobacco — 1.7%
Tobacco Settlement Financing Corp., Series 1A, 5.00%, 6/01/41	2,150	2,052,218
Transportation — 47.3%
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 1/01/40	1,380	1,555,426
Series D, 5.00%, 1/01/40	800	864,808
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	5,000	5,583,450

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation (continued)
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/35	$310	$361,634
Series A, 5.00%, 1/01/38	4,075	4,593,829
Series A, 5.00%, 1/01/43	500	561,430
Series E, 5.25%, 1/01/40 (c)	1,970	2,090,052
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/40 (f)	2,440	2,859,241
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (e)	4,000	2,120,960
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/29	100	102,115
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/30	625	670,656
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/31	100	101,940
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 6/15/30	2,535	2,586,384
Transportation Program, Series AA, 5.00%, 6/15/38	2,850	2,976,084
Transportation Program, Series AA, 5.25%, 6/15/41	1,560	1,654,801
Transportation System, 6.00%, 12/15/38	945	989,708
Transportation System, Series A, 6.00%, 6/15/35	4,135	4,502,974
Transportation System, Series A, 5.88%, 12/15/38	1,770	1,850,765
Transportation System, Series A, 5.50%, 6/15/41	2,000	2,076,000
Transportation System, Series A (AGC), 5.50%, 12/15/38	1,000	1,046,460
Transportation System, Series AA, 5.50%, 6/15/39	2,260	2,417,431
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,071,160
Series 8, 6.00%, 12/01/42	1,430	1,603,187
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	1,000	1,035,440
166th Series, 5.25%, 7/15/36	4,000	4,508,520
Port Authority of New York & New Jersey, Refunding RB, 5.00%, 11/15/42 (f)	860	1,019,040

		55,803,495
Utilities — 1.0%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (e)	2,000	1,173,980
Total Municipal Bonds in New Jersey		161,339,468

Puerto Rico — 1.1%
Tobacco — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	670	664,506
5.63%, 5/15/43	640	627,987
Total Municipal Bonds in Puerto Rico		1,292,493
Total Municipal Bonds — 137.8%		162,631,961

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New Jersey — 31.2%
County/City/Special District/School District — 8.2%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	$780	$905,674
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	5,710	6,375,101
County of Union New Jersey Utilities Authority, Refunding RB, County Deficiency Agreement, Series A, 5.00%, 6/15/41	2,180	2,372,319

		9,653,094
Education — 4.3%
Rutgers—The State University of New Jersey, Refunding RB:
Series F, 5.00%, 5/01/19 (c)	1,501	1,607,735
Series L, 5.00%, 5/01/43	3,140	3,525,686

		5,133,421
State — 5.2%
New Jersey EDA, RB, School Facilities Construction (AGC) (c):
6.00%, 12/15/18	2,958	3,164,233
6.00%, 12/15/18	42	44,777
New Jersey EDA, Refunding RB, Series NN, School Facilities Construction, 5.00%, 3/01/29 (h)	2,787	2,909,035

		6,118,045
Transportation — 13.5%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (h)	4,700	5,298,404

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New Jersey (continued)
Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	$2,000	$2,026,260
Series B, 5.25%, 6/15/36 (h)	2,501	2,596,996
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	3,497	3,909,008
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	2,039	2,096,804

		15,927,472
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.2%		36,832,032
Total Long-Term Investments (Cost — $188,546,584) — 169.0%		199,463,993

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (i)(j)	3,411,106	$3,412,471
Total Short-Term Securities (Cost — $3,412,378) — 2.9%		3,412,471
Total Investments (Cost — $191,958,962) — 171.9%		202,876,464
Liabilities in Excess of Other Assets — (4.4)%		(5,175,647)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.4)%		(20,582,235)
VMTP Shares at Liquidation Value — (50.1)%		(59,100,000)

Net Assets Applicable to Common Shares — 100.0%		$118,018,582

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default.

(b)	Non-income producing security.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Zero-coupon bond.

(f)	When-issued security.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires between June 15, 2019 to September 1, 2020, is $7,519,842. See Note 4 of the Notes to Financial Statements for details.

(i)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,695,856	1,715,250	3,411,106	$3,412,471	$4,711	$2,380	$93
[1] Includes net capital gain distributions.

(j)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	43

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(8)	September 2017	$945	$(85)
10-Year U.S. Treasury Note	(24)	September 2017	$3,021	628
Long U.S. Treasury Bond	(14)	September 2017	$2,142	(5,707)
Ultra U.S. Treasury Bond	(2)	September 2017	$329	(2,716)

Total				$(7,880)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$628	—	$628

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$8,508	—	$8,508

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$314,293	—	$314,293

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$90,564	—	$90,564

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$10,907,697

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$199,463,993	—	$199,463,993
Short-Term Securities	$3,412,471	—	—	3,412,471

Total	$3,412,471	$199,463,993	—	$202,876,464

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$628	—	—	$628
Liabilities:
Interest rate contracts	(8,508)	—	—	(8,508)

Total	$(7,880)	—	—	$(7,880)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(20,549,909)	—	$(20,549,909)
VMTP Shares at Liquidation Value	—	(59,100,000)	—	(59,100,000)

Total	—	$(79,649,909)	—	$(79,649,909)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	45

Schedule of Investments July 31, 2017	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 130.6%
Corporate — 3.7%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$280	$301,344
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 7/01/22	650	723,678
5.00%, 7/01/28	795	851,008
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	572,429
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	1,000	1,222,650
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,655	2,080,252
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	1,500	1,504,560

		7,255,921
County/City/Special District/School District — 26.3%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42	1,070	1,201,910
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	750	779,235
Series A-1, 5.00%, 8/01/35	1,000	1,125,340
Series D, 5.38%, 6/01/32	25	25,084
Series G-1, 6.25%, 12/15/31	15	16,077
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	690	808,618
Sub-Series G-1, 6.25%, 12/15/18 (b)	485	520,526
Sub-Series G-1, 5.00%, 4/01/28	630	730,951
Sub-Series G-1, 5.00%, 4/01/29	750	868,703
Sub-Series I-1, 5.38%, 4/01/36	530	567,264
City of New York New York, GO, Refunding:
Series E, 5.50%, 8/01/25	1,280	1,579,354
Series E, 5.00%, 8/01/30	1,000	1,161,220
Series I, 5.00%, 8/01/30	1,000	1,163,370
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55 (c)	2,000	427,200
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	2,500	2,894,225
5.00%, 11/15/45	3,700	4,251,041
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (c)	1,960	768,594
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (c)	1,500	519,180
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	161,445
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	3,000	3,006,480
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	175	175,375
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	350	350,893
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	500	502,915

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
County of Nassau New York, GO:
Series A, 5.00%, 1/15/31	$1,000	$1,171,670
Refunding Series B, 5.00%, 4/01/32	835	978,787
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Senior:
5.75%, 2/15/21 (b)	120	139,156
5.75%, 2/15/47	80	92,000
Hudson Yards Infrastructure Corp., Refunding RB, Second Indenture Fiscal 2017, Series A:
5.00%, 2/15/42	2,495	2,913,012
5.00%, 2/15/45	1,225	1,425,814
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	2,000	2,206,680
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,300,356
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	480	532,546
4 World Trade Center Project, 5.00%, 11/15/31	860	975,059
4 World Trade Center Project, 5.00%, 11/15/44	7,655	8,481,051
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,546,695
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,935	2,077,551
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,420	1,584,535
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	2,070	2,252,967

		51,282,879
Education — 30.1%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,153,240
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	285,485
Manhattan College Project, 5.00%, 8/01/35	525	611,683
New York Law School Project, 5.00%, 7/01/41	400	437,604
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	750	790,125
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 7/01/37	225	260,984
Carnegie Hall, Series A, 4.75%, 12/01/39	2,000	2,139,480
Museum of Modern Art, Series 1A, 5.00%, 10/01/18 (b)	1,000	1,048,240
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 9/01/40	3,135	3,428,091
Series B, 4.00%, 8/01/35	470	492,790
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/19 (b)	625	682,562

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 6/01/35	$245	$264,745
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/34	170	185,203
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	2,155	1,763,932
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 7/01/42	395	464,172
4.00%, 7/01/46	745	782,988
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/21 (b)	1,900	2,184,867
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project:
Series A, 5.00%, 7/01/38	320	363,926
Series B, 3.63%, 7/01/36	135	139,475
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/20 (b)	1,165	1,274,359
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 5/01/40	355	408,140
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	383,519
5.00%, 7/01/42	220	233,352
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	750	849,705
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	700	781,494
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 9/01/44	500	579,280
State of New York Dormitory Authority, RB:
5.00%, 3/15/30	1,000	1,218,250
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	177,560
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	857,670
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	238,392
New York University Mount Sinai School of Medicine, 5.13%, 7/01/19 (b)	2,000	2,157,020
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	1,440	1,961,366
New York University, Series B, 5.00%, 7/01/37	1,250	1,424,125
Sales Tax, Series A, 5.00%, 3/15/42	875	1,035,554
Series B, 5.75%, 3/15/19 (b)	600	646,182
State University Dormitory Facilities, Series A, 5.00%, 7/01/19 (b)	750	808,297
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	2,000	2,234,140

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, RB (continued):
Teachers College, Series B, 5.00%, 7/01/42	$1,225	$1,361,636
Touro College & University System, Series A, 5.25%, 1/01/34	800	879,136
Touro College & University System, Series A, 5.50%, 1/01/39	2,000	2,216,580
University of Rochester, Series A, 5.13%, 7/01/19 (b)	740	799,126
University of Rochester, Series A, 5.75%, 7/01/19 (b)	565	616,839
University of Rochester, Series A, 5.13%, 7/01/39	110	117,939
University of Rochester, Series A, 5.75%, 7/01/39	85	91,783
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	2,000	2,326,220
Barnard College, Series A, 5.00%, 7/01/33	530	611,048
Brooklyn Law School, 5.75%, 7/01/33	475	508,231
Cornell University, Series A, 5.00%, 7/01/40	800	882,384
Culinary Institute of America, 5.00%, 7/01/42	300	320,157
Fordham University, 5.00%, 7/01/44	850	963,968
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	1,380	1,565,886
New York University, Series A, 5.00%, 7/01/37	1,790	2,039,347
Rochester Institute of Technology, 5.00%, 7/01/42	1,790	1,996,673
Skidmore College, Series A, 5.00%, 7/01/28	75	85,562
Skidmore College, Series A, 5.25%, 7/01/29	85	97,744
St. John’s Univerisity, Series A, 5.00%, 7/01/34	250	284,618
St. John’s University, Series A, 5.00%, 7/01/37	835	953,779
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,355	2,750,711
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	445	513,761
State University Dormitory Facilities, Series A, 5.00%, 7/01/46	810	947,295
Teachers College, 5.50%, 3/01/19 (b)	450	482,045
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/35	415	469,294
Hofstra University Project, 5.00%, 7/01/47	120	138,520

		58,768,279
Health — 14.2%
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B:
3.00%, 7/01/36	390	356,078
4.00%, 7/01/41	2,435	2,503,058
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	332,253
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	465	465,414

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	47

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	$200	$204,374
5.00%, 12/01/46	320	359,277
Series A, 5.00%, 12/01/32	240	265,478
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,650	1,863,229
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 5.00%, 7/01/42	2,800	3,019,604
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	230	254,148
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,130	3,409,196
Series B, 6.00%, 11/01/20 (b)	435	503,208
Series B, 6.00%, 11/01/30	65	72,142
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 1/01/28	675	751,295
5.00%, 1/01/34	1,250	1,360,400
State of New York Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 2/15/42	1,500	1,743,690
Hudson Valley Hospital (AGM) (BHAC) (FHA), 5.00%, 8/15/17 (b)	750	752,168
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/19 (b)	500	547,540
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/19 (b)	200	219,016
New York University Hospitals Center, Series A, 6.00%, 7/01/20 (b)	500	570,130
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	500	529,275
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	302,511
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,529,732
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,750	1,936,707
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	1,000	1,096,060
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/43	1,430	1,616,901
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,100	1,166,242

		27,729,126
Housing — 2.5%
City of New York New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	1,140	1,308,024
5.00%, 7/01/33	500	562,195
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	925	968,475

Municipal Bonds	Par (000)	Value
New York (continued)
Housing (continued)
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	$495	$514,503
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,480	1,490,671

		4,843,868
State — 12.6%
City of New York New York Transitional Finance Authority, BARB, Series S-2 (NPFGC), 4.25%, 1/15/34	1,015	1,016,939
City of New York New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 7/15/35	505	599,975
Series S-2, 5.00%, 7/15/35	505	599,975
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,500	2,807,475
Future Tax Secured, Sub-Series F-1, 5.00%, 5/01/38	1,425	1,684,136
Future Tax Secured, Sub-Series F-1, 5.00%, 5/01/39	1,775	2,092,832
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, 5.00%, 2/01/32	5,000	5,843,600
State of New York Dormitory Authority, RB, General Purpose:
Series B, 5.00%, 3/15/42	4,380	4,914,053
Series C, 5.00%, 3/15/34	2,185	2,456,224
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/18 (b)	395	413,913
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 3/15/30	885	1,038,459
5.00%, 3/15/32	1,000	1,168,030

		24,635,611
Tobacco — 2.7%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,000	1,028,380
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 6/01/51	1,500	1,398,330
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 6/01/51	1,470	1,510,484
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 6/01/45	130	136,964
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 6/01/39	150	150,809
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	250	280,067
5.25%, 5/15/40	110	122,309
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 6/01/42	745	743,570

		5,370,913

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation — 31.0%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 1/01/42	$535	$623,633
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/33	540	637,961
Series C, 6.50%, 11/15/28	195	209,087
Series D, 5.25%, 11/15/41	1,000	1,142,260
Series E, 5.00%, 11/15/38	4,000	4,618,720
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Climate Bond Certified, Sub-Series B-2, 3.13%, 11/15/33	355	359,019
Green Bond, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	750	812,490
Green Bonds, Series A-1, 5.25%, 11/15/56	750	867,480
Series D, 5.25%, 11/15/30	910	1,085,494
Series F, 5.00%, 11/15/30	2,000	2,328,460
Series F, 5.00%, 11/15/35	500	582,860
Transportation, Series D, 5.00%, 11/15/34	800	889,072
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/51	230	253,235
5.00%, 11/15/56	2,695	3,049,096
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 7/01/46	3,115	3,368,530
5.25%, 1/01/50	4,810	5,275,608
(AGM), 4.00%, 7/01/41	800	825,360
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/31	2,305	2,463,814
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC, Special Project, AMT (NPFGC):
Series 6, 5.75%, 12/01/22	6,000	6,071,160
Series 8, 6.00%, 12/01/42	1,000	1,121,110
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	750	840,960
179th Series, 5.00%, 12/01/38	575	667,466
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	640	658,643
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	500	551,810
Consolidated, 189th Series, 5.00%, 5/01/45	1,150	1,317,360
Consolidated, 195th Series, AMT, 5.00%, 4/01/36	750	867,458
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	2,185	2,540,958
State of New York Thruway Authority, Refunding RB, General:
2nd Highway & Bridge Trust, Series A, 5.00%, 4/01/32	2,500	2,857,700
Series I, 5.00%, 1/01/27	1,000	1,148,560
Series I, 5.00%, 1/01/37	1,760	1,980,510
Series I, 5.00%, 1/01/42	280	313,824
Series J, 5.00%, 1/01/41	2,000	2,244,260
Series K, 5.00%, 1/01/32	2,575	3,012,080
Triborough Bridge & Tunnel Authority, RB:
Series A, 5.00%, 11/15/42	1,000	1,179,680
Series B, 5.00%, 11/15/40	350	407,439
Series B, 5.00%, 11/15/45	310	358,388

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (c)	$845	$517,664
General, CAB, Series B, 0.00%, 11/15/32 (c)	1,700	1,061,208
General, Series A, 5.25%, 11/15/45	590	691,403
General, Series A, 5.00%, 11/15/50	500	570,840

		60,372,660
Utilities — 7.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,105,730
Fiscal 2015, Series HH, 5.00%, 6/15/39	1,000	1,165,960
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	500	556,030
Series C (CIFG), 5.25%, 9/01/29	2,000	2,467,700
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.75%, 4/01/39	4,000	4,268,080
Series B, 5.00%, 9/01/41	200	229,706
Series B, 5.00%, 9/01/46	895	1,024,131
State of New York Environmental Facilities Corp., Refunding RB, SRF, New York City Municipal Water, Series B, 5.00%, 6/15/36	350	396,746
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	1,000	1,022,870
Series E, 5.00%, 12/15/41	2,000	2,317,040

		14,553,993
Total Municipal Bonds in New York		254,813,250

Puerto Rico — 2.4%
Housing — 1.3%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,400	2,512,416
Tobacco — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 5/15/43	2,220	2,178,330
Total Municipal Bonds in Puerto Rico		4,690,746
Total Municipal Bonds — 133.0%		259,503,996

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 30.1%
County/City/Special District/School District — 6.5%
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/29	4,370	5,061,640
Sub-Series I-1, 5.00%, 3/01/36	1,500	1,716,510
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	1,200	1,417,380
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	1,250	1,444,609

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	49

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	$2,610	$2,960,157

		12,600,296
Education — 2.1%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	3,527	4,075,189
State — 2.7%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	660	699,243
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	929,099
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	750	899,153
4.00%, 10/15/32	1,000	1,118,600
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,500	1,671,015

		5,317,110
Transportation — 7.1%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,362,507
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,706,385
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,455	1,692,514
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,180	1,348,870
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	1,500	1,741,515

		13,851,791

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (continued)
Utilities — 11.7%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	$276	$288,024
5.75%, 6/15/40	923	963,282
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	5,310	6,004,229
Fiscal 2012, Series BB, 5.00%, 6/15/44	3,511	3,937,987
Series FF-2, 5.50%, 6/15/40	810	873,909
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	6,868	7,956,617
Restructuring, 5.00%, 12/15/36	1,997	2,365,341
Restructuring, Series B, 4.00%, 12/15/35	370	404,051

		22,793,440
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.1%		58,637,826
Total Long-Term Investments (Cost — $297,312,091) — 163.1%		318,141,822

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.64% (f)(g)	2,541,341	2,542,358
Total Short-Term Securities (Cost — $2,542,119) — 1.3%		2,542,358
Total Investments (Cost — $299,854,210) — 164.4%		320,684,180
Other Assets Less Liabilities — 0.5%		955,265
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.4)%		(32,110,923)
VMTP Shares at Liquidation Value — (48.5)%		(94,500,000)

Net Assets Applicable to Common Shares — 100.0%		$195,028,522

Notes to Schedule of Investments
(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $661,933. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended July 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at July 31, 2017	Value at July 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	214,518	2,326,823	2,541,341	$2,542,358	$10,990	$1,216	$239
[1] Includes net capital gain distributions.

(g)	Current yield as of period end.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(24)	September 2017	$2,836	$(255)
10-Year U.S. Treasury Note	(66)	September 2017	$8,309	1,728
Long U.S. Treasury Bond	(38)	September 2017	$5,813	(15,491)
Ultra U.S. Treasury Bond	(13)	September 2017	$2,139	(17,657)

Total				$(31,675)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$1,728	—	$1,728

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$33,403	—	$33,403

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$671,587	—	$671,587

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$123,457	—	$123,457

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$120,703	[1]
Average notional value of contracts — short	$21,185,195
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	51

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$318,141,822	—	$318,141,822
Short-Term Securities	$2,542,358	—	—	2,542,358

Total	$2,542,358	$318,141,822	—	$320,684,180

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$1,728	—	—	$1,728
Liabilities:
Interest rate contracts	(33,403)	—	—	(33,403)

Total	$(31,675)	—	—	$(31,675)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(32,047,199)	—	$(32,047,199)
VMTP Shares at Liquidation Value	—	(94,500,000)	—	(94,500,000)

Total	—	$(126,547,199)	—	$(126,547,199)

During the year ended July 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2017

Statements of Assets and Liabilities

July 31, 2017	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal 2030 Target Term Trust (BTT)	BlackRock Municipal Income Investment Trust (BBF)

Assets
Investments at value — unaffiliated[1]	$828,044,629	$80,731,607	$2,598,777,513	$249,726,287
Investments at value — affiliated[2]	252,217	2,172,350	47,757,872	—
Cash pledged for futures contracts	486,000	—	—	105,850
Receivables:
Interest — unaffiliated	11,204,661	963,540	24,221,771	2,948,062
Variation margin on futures contracts	27,703	—	—	5,719
Dividends — affiliated	2,222	1,305	33,718	42
Investments sold	—	—	1,081,223	1,753,322
Prepaid expenses	21,001	4,497	38,029	15,926

Total assets	840,038,433	83,873,299	2,671,910,126	254,555,208

Accrued Liabilities
Bank overdraft	256,903	—	952,808	299,333
Payables:
Investments purchased	5,818,984	—	49,566,537	3,254,213
Income dividends — Common Shares	1,898,222	22,738	5,062,300	739,578
Investment advisory fees	804,330	69,705	1,729,501	237,352
Interest expense and fees	495,272	—	499,641	110,969
Officer’s and Trustees’ fees	81,947	10,937	21,774	34,787
Other accrued expenses	191,826	87,322	541,351	154,370

Total accrued liabilities	9,547,484	190,702	58,373,912	4,830,602

Other Liabilities
TOB Trust Certificates	169,863,032	—	184,114,916	50,027,598
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs[3]	—	—	749,580,109	—
VMTP Shares, at liquidation value of $100,000 per share[3]	171,300,000	—	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3]	—	—	—	51,706,784

Total other liabilities	341,163,032	—	933,695,025	101,734,382

Total liabilities	350,710,516	190,702	992,068,937	106,564,984

Net Assets Applicable to Common Shareholders	$489,327,917	$83,682,597	$1,679,841,189	$147,990,224

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$446,985,849	$80,627,428	$1,671,189,475	$141,712,657
Undistributed net investment income	440,099	1,753,909	6,565,561	719,665
Accumulated net realized loss	(1,995,284)	(876,418)	(42,483,288)	(12,652,629)
Net unrealized appreciation (depreciation)	43,897,253	2,177,678	44,569,441	18,210,531

Net Assets Applicable to Common Shareholders	$489,327,917	$83,682,597	$1,679,841,189	$147,990,224

Net asset value per Common Share	$15.34	$15.05	$23.83	$14.48

[1] Investments at cost — unaffiliated	$784,090,539	$78,554,479	$2,554,222,572	$231,503,995
[2] Investments at cost — affiliated	$252,192	$2,171,800	$47,743,372	—
[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	1,713	—	150	520
[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share.	31,902,885	5,562,128	70,505,571	10,218,977

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	53

Statements of Assets and Liabilities

July 31, 2017	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Assets
Investments at value — unaffiliated[1]	$199,463,993	$318,141,822
Investments at value — affiliated[2]	3,412,471	2,542,358
Cash pledged for futures contracts	83,750	258,250
Receivables:
Interest — unaffiliated	1,611,132	3,104,917
Variation margin on futures contracts	4,812	13,844
Dividends — affiliated	889	1,987
Investments sold	—	20,000
Prepaid expenses	15,583	16,430

Total assets	204,592,630	324,099,608

Accrued Liabilities
Bank overdraft	88,634	141,724
Payables:
Investments purchased	5,933,126	1,032,880
Income dividends — Common Shares	533,889	777,814
Investment advisory fees	195,805	321,601
Interest expense and fees	32,326	63,724
Officer’s and Trustees’ fees	21,957	33,788
Other accrued expenses	118,402	152,356

Total accrued liabilities	6,924,139	2,523,887

Other Liabilities
TOB Trust Certificates	20,549,909	32,047,199
VMTP Shares, at liquidation value of $100,000 per share[3]	59,100,000	94,500,000

Total other liabilities	79,649,909	126,547,199

Total liabilities	86,574,048	129,071,086

Net Assets Applicable to Common Shareholders	$118,018,582	$195,028,522

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$108,944,690	$181,461,329
Undistributed net investment income	663,963	1,360,372
Accumulated net realized loss	(2,499,693)	(8,591,474)
Net unrealized appreciation (depreciation)	10,909,622	20,798,295

Net Assets Applicable to Common Shareholders	$118,018,582	$195,028,522

Net asset value per Common Share	$15.39	$15.04

[1] Investments at cost — unaffiliated	$188,546,584	$297,312,091
[2] Investments at cost — affiliated	$3,412,378	$2,542,119
[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	591	945
[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share.	7,670,867	12,963,574

See Notes to Financial Statements.

54	ANNUAL REPORT	JULY 31, 2017

Statements of Operations

Year Ended July 31, 2017	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal 2030 Target Term Trust (BTT)	BlackRock Municipal Income Investment Trust (BBF)

Investment Income
Interest — unaffiliated	$33,774,165	$2,585,819	$87,885,598	$11,765,762
Dividends — affiliated	8,828	6,390	396,447	3,153

Total investment income	33,782,993	2,592,209	88,282,045	11,768,915

Expenses
Investment advisory	4,894,186	421,767	10,415,938	1,430,353
Professional	102,754	46,889	208,486	73,727
Officer and Trustees	61,975	10,136	180,152	20,761
Rating agency	38,935	—	39,842	37,083
Accounting services	36,766	15,434	255,995	63,779
Transfer agent	35,272	18,133	90,804	22,242
Custodian	34,562	4,836	101,681	12,758
Registration	12,875	9,828	30,360	9,873
Printing	8,378	5,275	19,581	9,237
Miscellaneous	27,290	11,616	75,610	8,641

Total expenses excluding interest expense, fees and amortization of offering costs	5,252,993	543,914	11,418,449	1,688,454
Interest expense, fees and amortization of offering costs[1]	5,284,709	—	13,486,931	1,536,275

Total expenses	10,537,702	543,914	24,905,380	3,224,729
Less fees waived by the Manager	(1,417)	(1,003)	(62,291)	(363)

Total expenses after fees waived	10,536,285	542,911	24,843,089	3,224,366

Net investment income	23,246,708	2,049,298	63,438,956	8,544,549

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	591,690	(13,421)	9,433,568	1,042,982
Investments — affiliated	566	87	31,899	119
Futures contracts	1,265,880	—	—	379,664
Capital gain distributions from investment companies — affiliated	2,449	402	1,755	—

	1,860,585	(12,932)	9,467,222	1,422,765

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(32,811,107)	(2,249,906)	(115,091,989)	(11,246,695)
Investments — affiliated	25	550	14,500	—
Futures contracts	25,011	—	—	19,214

	(32,786,071)	(2,249,356)	(115,077,489)	(11,227,481)

Net realized and unrealized loss	(30,925,486)	(2,262,288)	(105,610,267)	(9,804,716)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(7,678,778)	$(212,990)	$(42,171,311)	$(1,260,167)

[1] Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	55

Statements of Operations

Year Ended July 31, 2017	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Investment Income
Interest — unaffiliated	$8,667,639	$12,841,343
Dividends — affiliated	4,711	10,990

Total investment income	8,672,350	12,852,333

Expenses
Investment advisory	1,172,012	1,932,631
Professional	54,445	64,549
Officer and Trustees	15,083	24,665
Rating agency	38,758	38,814
Accounting services	36,024	52,954
Transfer agent	21,772	25,852
Custodian	10,913	16,881
Registration	9,833	9,893
Printing	5,719	6,562
Miscellaneous	13,078	15,020

Total expenses excluding interest expense, fees and amortization of offering costs	1,377,637	2,187,821
Interest expense, fees and amortization of offering costs[1]	1,241,084	1,993,631

Total expenses	2,618,721	4,181,452
Less fees waived by the Manager	(749)	(2,028)

Total expenses after fees waived	2,617,972	4,179,424

Net investment income	6,054,378	8,672,909

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	416,808	856,091
Investments — affiliated	358	486
Futures contracts	314,293	671,587
Capital gain distributions from investment companies — affiliated	2,022	730

	733,481	1,528,894

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(8,336,089)	(12,620,230)
Investments — affiliated	93	239
Futures contracts	90,564	123,457

	(8,245,432)	(12,496,534)

Net realized and unrealized loss	(7,511,951)	(10,967,640)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(1,457,573)	$(2,294,731)

[1] Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

56	ANNUAL REPORT	JULY 31, 2017

Statements of Changes in Net Assets

	BlackRock California Municipal Income Trust (BFZ)		BlackRock Florida Municipal 2020 Term Trust (BFO)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$23,246,708	$26,451,244	$2,049,298	$2,561,464
Net realized gain (loss)	1,860,585	8,618,728	(12,932)	(807,516)
Net change in unrealized appreciation (depreciation)	(32,786,071)	8,301,347	(2,249,356)	1,055,346

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(7,678,778)	43,371,319	(212,990)	2,809,294

Distributions to Common Shareholders[1]
From net investment income	(24,497,552)	(27,300,889)	(2,313,845)	(2,110,271)

Capital Share Transactions
Reinvestment of common distributions	168,908	297,726	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(32,007,422)	16,368,156	(2,526,835)	699,023
Beginning of year	521,335,339	504,967,183	86,209,432	85,510,409

End of year	$489,327,917	$521,335,339	$83,682,597	$86,209,432

Undistributed net investment income, end of year	$440,099	$1,899,506	$1,753,909	$2,201,242

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	57

Statements of Changes in Net Assets

	BlackRock Municipal 2030 Target Term Trust (BTT)		BlackRock Municipal Income Investment Trust (BBF)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$63,438,956	$72,575,109	$8,544,549	$6,248,626
Net realized gain (loss)	9,467,222	30,017,801	1,422,765	(86,047)
Net change in unrealized appreciation (depreciation)	(115,077,489)	151,902,290	(11,227,481)	2,734,708

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(42,171,311)	254,495,200	(1,260,167)	8,897,287

Distributions to Common Shareholders[1]
From net investment income	(67,107,203)	(67,789,555)	(8,870,587)	(6,331,712)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	—	—	53,855,412
Reinvestment of common distributions	—	—	155,550	35,931

Net increase in net assets derived from capital share transactions	—	—	155,550	53,891,343

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(109,278,514)	186,705,645	(9,975,204)	56,456,918
Beginning of year	1,789,119,703	1,602,414,058	157,965,428	101,508,510

End of year	$1,679,841,189	$1,789,119,703	$147,990,224	$157,965,428

Undistributed net investment income, end of year	$6,565,561	$10,411,285	$719,665	$1,093,574

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

58	ANNUAL REPORT	JULY 31, 2017

Statements of Changes in Net Assets

	BlackRock New Jersey Municipal Income Trust (BNJ)		BlackRock New York Municipal Income Trust (BNY)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$6,054,378	$6,610,109	$8,672,909	$9,727,051
Net realized gain (loss)	733,481	(590,231)	1,528,894	758,852
Net change in unrealized appreciation (depreciation)	(8,245,432)	7,418,065	(12,496,534)	12,379,377

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,457,573)	13,437,943	(2,294,731)	22,865,280

Distributions to Common Shareholders[1]
From net investment income	(6,425,586)	(6,858,003)	(9,330,442)	(10,277,182)

Capital Share Transactions
Reinvestment of common distributions	83,222	67,518	239,234	527,186

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(7,799,937)	6,647,458	(11,385,939)	13,115,284
Beginning of year	125,818,519	119,171,061	206,414,461	193,299,177

End of year	$118,018,582	$125,818,519	$195,028,522	$206,414,461

Undistributed net investment income, end of year	$663,963	$1,035,171	$1,360,372	$2,019,062

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	59

Statements of Cash Flows

Year Ended July 31, 2017	BlackRock California Municipal Income Trust (BFZ)	BlackRock Municipal 2030 Target Term Trust (BTT)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Cash Provided by (Used for) Operating Activities
Net decrease in net assets resulting from operations	$(7,678,778)	$(42,171,311)	$(1,260,167)	$(1,457,573)	$(2,294,731)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	318,847,159	823,219,270	96,034,739	11,141,138	51,694,012
Purchases of long-term investments	(315,361,944)	(880,059,645)	(100,252,826)	(12,888,021)	(52,227,158)
Net proceeds from sales (purchases) of short-term securities	3,520,257	49,083,861	40,844	(1,716,257)	(2,327,354)
Amortization of premium and accretion of discount on investments and other fees	5,522,811	12,026,750	736,618	399,146	1,507,881
Net realized gain on investments	(592,256)	(9,465,467)	(1,043,101)	(417,166)	(856,577)
Net unrealized loss on investments	32,811,082	115,077,489	11,246,695	8,335,996	12,619,991
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(237,000)	—	(17,000)	36,000	(61,000)
Receivables:
Interest — unaffiliated	585,216	(1,832,611)	30,550	475	413,149
Dividends — affiliated	(1,796)	(21,875)	7	(565)	(1,832)
Variation margin on futures contracts	(27,703)	—	(5,719)	(4,812)	(13,844)
Prepaid expenses	39,223	19,390	10,871	12,904	13,055
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	372,121	809,663	113,632	92,681	152,156
Interest expense and fees	263,043	228,806	66,533	16,246	35,394
Officer’s and Trustees’ fees	7,858	(2,328)	4,647	2,094	3,259
Reorganization costs	—	—	(271,350)	—	—
Variation margin on futures contracts	(80,672)	—	(28,953)	(39,078)	(63,985)
Other accrued expenses	40,428	459,308	104,980	44,648	49,354

Net cash provided by operating activities	38,029,049	67,371,300	5,511,000	3,557,856	8,641,770

Cash Used for Financing Activities
Proceeds from TOB Trust Certificates	37,051,137	—	7,408,442	2,660,000	4,643,689
Repayments of TOB Trust Certificates	(48,833,878)	—	(4,573,802)	—	(3,941,692)
Proceeds from Loan for TOB Trust Certificates	14,721,094	—	999,650	—	2,352,204
Repayments of Loan for TOB Trust Certificates	(16,766,119)	—	(999,650)	—	(2,787,204)
Cash dividends paid to Common Shareholders	(24,573,597)	(67,685,349)	(8,714,294)	(6,342,000)	(9,090,290)
Increase in bank overdraft	256,903	282,780	299,333	88,634	141,724
Amortization of deferred offering costs	—	31,269	6,112	(8)	—

Net cash used for financing activities	(38,144,460)	(67,371,300)	(5,574,209)	(3,593,374)	(8,681,569)

Cash
Net decrease in cash	(115,411)	—	(63,209)	(35,518)	(39,799)
Cash at beginning of year	115,411	—	63,209	35,518	39,799

Cash at end of year	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$5,021,666	$13,226,856	$1,463,630	$1,224,846	$1,958,237

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$168,908	—	$155,550	$83,222	$239,234

See Notes to Financial Statements.

60	ANNUAL REPORT	JULY 31, 2017

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.35	$15.84	$15.83	$14.50	$16.32

Net investment income[1]	0.73	0.83	0.83	0.87	0.89
Net realized and unrealized gain (loss)	(0.97)	0.54	0.05	1.39	(1.78)

Net increase (decrease) from investment operations	(0.24)	1.37	0.88	2.26	(0.89)

Distributions to Common Shareholders from net investment income[2]	(0.77)	(0.86)	(0.87)	(0.93)	(0.93)

Net asset value, end of year	$15.34	$16.35	$15.84	$15.83	$14.50

Market price, end of year	$14.71	$16.76	$14.65	$14.41	$13.63

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(1.22)%	8.92%	5.96%	16.48%	(5.81)%

Based on market price	(7.59)%	20.72%	7.66%	12.80%	(13.17)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.14%	1.68%	1.53%	1.59%	1.63%

Total expenses after fees waived and paid indirectly	2.14%	1.68%	1.53%	1.59%	1.63%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.07%	1.04%	1.00%	1.03%	1.01%

Net investment income to Common Shareholders	4.73%	5.17%	5.20%	5.78%	5.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$489,328	$521,335	$504,967	$504,531	$462,273

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$171,300	$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$385,656	$404,341	$394,785	$394,531	$369,862

Borrowings outstanding, end of year (000)	$169,863	$183,691	$155,533	$106,698	$158,655

Portfolio turnover rate	38%	30%	37%	25%	22%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	61

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

	Year Ended July 31,
	2017	2016	2015		2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$15.50	$15.37	$15.42		$15.31		$16.05

Net investment income[1]	0.37	0.46	0.42		0.47		0.68
Net realized and unrealized gain (loss)	(0.40)	0.05	(0.03)		0.25		(0.65)
Distributions to AMPS Shareholders from net investment income	—	—	(0.00)[2]		(0.00)[2]		(0.01)

Net increase (decrease) from investment operations	(0.03)	0.51	0.39		0.72		0.02

Distributions to Common Shareholders from net investment income[3]	(0.42)	(0.38)	(0.44)		(0.61)		(0.76)

Net asset value, end of year	$15.05	$15.50	$15.37		$15.42		$15.31

Market price, end of year	$15.05	$15.21	$14.82		$15.16		$15.12

Total Return Applicable to Common Shareholders[4]
Based on net asset value	(0.20)%	3.41%	2.59%		4.84%		0.12%

Based on market price	1.70%	5.24%	0.62%		4.36%		1.73%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.64%	0.64%	0.68%	[5]	0.74%	[5]	0.92%	[5]

Total expenses after fees waived and paid indirectly	0.64%	0.64%	0.68%	[5]	0.74%	[5]	0.92%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	0.64%	0.64%	0.68%	[5,7]	0.74%	[5,7]	0.92%	[5,7]

Net investment income	2.43%	3.00%	2.69%	[5]	3.05%	[5]	4.23%	[5]

Distributions to AMPS Shareholders	—	—	0.00%		0.01%		0.09%

Net investment income to Common Shareholders	2.43%	3.00%	2.69%		3.04%		4.14%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$83,683	$86,209	$85,510		$85,748		$85,139

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$625		$19,100

Asset coverage per AMPS at $25,000 liquidation preference, end of year (000)	—	—	—		$3,454,938		$136,438

Borrowings outstanding, end of year (000)	—	—	$134		$190		$280

Portfolio turnover rate	—	7%	14%		1%		9%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

[7]	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2015	2014	2013
Expense ratios	0.67%	0.73%	0.87%

See Notes to Financial Statements.

62	ANNUAL REPORT	JULY 31, 2017

Financial Highlights	BlackRock Municipal 2030 Target Term Trust (BTT)

	Year Ended July 31,				Period August 30, 2012[1] to July 31, 2013
	2017	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$25.38	$22.73	$21.99	$18.75	$23.88 [2]

Net investment income[3]	0.90	1.03	1.09	1.12	0.80
Net realized and unrealized gain (loss)	(1.50)	2.58	0.61	3.23	(4.95)

Net increase (decrease) from investment operations	(0.60)	3.61	1.70	4.35	(4.15)

Distributions to Common Shareholders:[4]
From net investment income	(0.95)	(0.96)	(0.96)	(1.09)	(0.87)
From return of capital	—	—	—	(0.02)	(0.11)

Total distributions to Common Shareholders	(0.95)	(0.96)	(0.96)	(1.11)	(0.98)

Net asset value, end of period	$23.83	$25.38	$22.73	$21.99	$18.75

Market price, end of period	$23.14	$24.24	$20.80	$19.57	$18.42

Total Return Applicable to Common Shareholders[5]
Based on net asset value	(2.14)%	16.57%	8.32%	24.50%	(18.00)%[6]

Based on market price	(0.51)%	21.67%	11.37%	12.78%	(23.05)%[6]

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.49% [7]	1.17%	1.14%	1.22%	0.99% [8]

Total expenses after fees waived and paid indirectly	1.49% [7]	1.09%	1.06%	1.21%	0.99% [8]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[9]	0.68% [7]	0.61%	0.62%	0.72%	0.64% [8]

Net investment income to Common Shareholders	3.80% [7]	4.30%	4.77%	5.61%	3.78% [8]

Supplemental Data
Net assets, end of period (000)	$1,679,841	$1,789,120	$1,602,414	$1,550,376	$1,321,835

RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000	$750,000	$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$16,198,941	$16,927,465	$15,682,760	$15,335,837	$13,812,236

Borrowings outstanding, end of period (000)	$184,115	$184,115	$184,120	$184,120	$238,705

Portfolio turnover rate	32%	42%	12%	6%	39%

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.

[3]	Based on average Common Shares outstanding.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[6]	Aggregate total return.

[7]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[8]	Annualized.

[9]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	63

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

	Year Ended July 31,
	2017	2016		2015		2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$15.47	$15.14		$15.09		$13.89		$15.91

Net investment income[1]	0.84	0.84		0.87		0.87		0.85
Net realized and unrealized gain (loss)	(0.96)	0.36		0.05		1.20		(2.00)

Net increase (decrease) from investment operations	(0.12)	1.20		0.92		2.07		(1.15)

Distributions to Common Shareholders from net investment income[2]	(0.87)	(0.87)		(0.87)		(0.87)		(0.87)

Net asset value, end of year	$14.48	$15.47		$15.14		$15.09		$13.89

Market price, end of year	$15.27	$16.00		$13.44		$13.48		$12.47

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.65)%	8.40%		6.76%		16.06%		(7.56)%

Based on market price	1.30%	26.29%		6.09%		15.49%		(18.75)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.16%	2.01%	[4]	1.76%		1.85%		1.83%

Total expenses after fees waived and paid indirectly	2.16%	2.01%	[4]	1.76%		1.85%		1.83%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.13%	1.45%	[4,6]	1.50%	[6]	1.56%	[6]	1.49% [6]

Net investment income to Common Shareholders	5.72%	5.50%		5.65%		6.09%		5.41%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$147,990	$157,965		$101,509		$101,163		$93,145

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$52,000	$52,000		$34,200		$34,200		$34,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$384,597	$403,780		$396,809		$395,798		$372,353

Borrowings outstanding, end of year (000)	$50,028	$47,193		$29,682		$29,682		$34,096

Portfolio turnover rate	39%	17%		11%		22%		33%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]

Includes reorganization costs associated with the Trust’s reorganization in 2016. Without these costs, total expenses, total expenses after fees waived and/or paid indirectly and total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.83%, 1.83% and 1.26%, respectively, for the year ended July 31, 2016.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2016	2015	2014	2013
Expense ratios	1.38%	1.17%	1.19%	1.17%

See Notes to Financial Statements.

64	ANNUAL REPORT	JULY 31, 2017

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.41	$15.55	$15.61	$14.36	$16.17

Net investment income[1]	0.79	0.86	0.86	0.88	0.88
Net realized and unrealized gain (loss)	(0.97)	0.90	(0.01)	1.27	(1.75)

Net increase (decrease) from investment operations	(0.18)	1.76	0.85	2.15	(0.87)

Distributions to Common Shareholders from net investment income[2]	(0.84)	(0.90)	(0.91)	(0.90)	(0.94)

Net asset value, end of year	$15.39	$16.41	$15.55	$15.61	$14.36

Market price, end of year	$15.97	$16.79	$14.61	$14.68	$13.67

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.91)%	11.81%	5.79%	16.01%	(5.82)%

Based on market price	0.50%	21.76%	5.69%	14.60%	(17.95)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.21%	1.81%	1.80%	1.89%	1.81%

Total expenses after fees waived and paid indirectly	2.21%	1.81%	1.79%	1.89%	1.81%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.16%	1.15%	1.15%	1.18%	1.13%

Net investment income to Common Shareholders	5.12%	5.45%	5.43%	5.96%	5.51%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$118,019	$125,819	$119,171	$119,509	$109,950

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,100	$59,100	$59,100	$59,100	$59,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$299,693	$312,891	$301,643	$302,215	$286,040

Borrowings outstanding, end of year (000)	$20,550	$17,890	$17,301	$17,301	$17,302

Portfolio turnover rate	6%	11%	12%	20%	9%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2017	65

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

	Year Ended July 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.94	$14.97	$14.68	$13.47	$15.53

Net investment income[1]	0.67	0.75	0.79	0.81	0.87
Net realized and unrealized gain (loss)	(0.85)	1.02	0.33	1.23	(2.06)

Net increase (decrease) from investment operations	(0.18)	1.77	1.12	2.04	(1.19)

Distributions to Common Shareholders from net investment income[2]	(0.72)	(0.80)	(0.83)	(0.83)	(0.87)

Net asset value, end of year	$15.04	$15.94	$14.97	$14.68	$13.47

Market price, end of year	$15.37	$16.71	$14.54	$13.79	$13.16

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.93)%	12.13%	8.00%	15.98%	(8.18)%

Based on market price	(3.43)%	21.02%	11.67%	11.51%	(16.73)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.15%	1.75%	1.73%	1.82%	1.85%

Total expenses after fees waived and paid indirectly	2.14%	1.75%	1.73%	1.82%	1.84%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.12%	1.11%	1.12%	1.13%	1.14%

Net investment income to Common Shareholders	4.45%	4.89%	5.24%	5.89%	5.71%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$195,029	$206,414	$193,299	$189,548	$173,976

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$94,500	$94,500	$94,500	$94,500	$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$306,379	$318,428	$304,549	$300,580	$284,102

Borrowings outstanding, end of year (000)	$32,047	$31,780	$28,961	$28,461	$31,620

Portfolio turnover rate	16%	14%	11%	26%	23%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

66	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies. BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust and BlackRock New York Municipal Income Trust, are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Trust Name	Herein Referred to As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified*
BlackRock Florida Municipal 2020 Term Trust	BFO	Delaware	Non-diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified*
BlackRock Municipal Income Investment Trust	BBF	Delaware	Diversified*
BlackRock New Jersey Municipal Income Trust	BNJ	Delaware	Non-diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified*

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset value (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Reorganization: The Board and shareholders of BBF and Board and shareholders of BlackRock Municipal Bond Investment Trust (“BIE”) approved the reorganization of the BIE into BBF. As a result, BBF acquired substantially all of the assets and assumed substantially all of the liabilities of BIE in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of BBF.

Each BIE Common Shareholder of received Common Shares of BBF in an amount equal to the aggregate net asset value of such Common Shares, as determined at the close of business on May 13, 2016, less the cost of BIE’s of reorganization. Cash was distributed for any fractional Common Shares.

Each BIE VRDP Shareholder received on a one-for-one basis one newly issued VRDP Share of BBF, par value $0.001 per share and with a liquidation preference of $100,000 per share, in exchange for each BIE VRDP Share held by such BIE VRDP Shareholder.

The reorganization was accomplished by a tax-free exchange of Common Shares and VRDP Shares of BBF in the following amounts and at the following conversion ratios:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of BBF
BIE Common Shares	3,338,684	1.04878969	3,501,574
BIE VRDP Shares	178	1	178

BIE’s common net assets and composition of common net assets on May 13, 2016, the valuation date of the reorganization, were as follows:

BIE
Net assets Applicable to Common Shares	$53,855,412
Paid-in-capital	$46,862,621
Undistributed net investment income	$270,481
Accumulated net realized loss	$(3,094,350)
Net unrealized appreciation (depreciation)	$9,816,660

For financial reporting purposes, assets received and shares issued by BBF were recorded at fair value. However, the cost basis of the investments being received from BIE were carried forward to align ongoing reporting of BBF’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of BBF before the acquisition were $103,135,598. The aggregate net assets of BBF immediately after the acquisition amounted to $156,991,010. BIE’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments and Derivative Financial Instruments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BIE	$86,823,654	$77,006,994	$16,235,808	$17,800,000

The purpose of the transaction was to combine two funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on May 16, 2016.

ANNUAL REPORT	JULY 31, 2017	67

Notes to Financial Statements (continued)

In connection with the reorganizations, BBF investment advisory fee was reduced by 3 basis points, from 0.60% of BBF’s average weekly managed assets to 0.57% of BBF’s average weekly net assets as defined in Note 6.

Assuming the acquisition had been completed on August 1, 2015, the beginning of the fiscal reporting period of BBF, the pro forma results of operations for the year ended July 31, 2016, are as follows:

•	Net investment income: $8,410,064

•	Net realized and change in unrealized gain (loss) on investments: $3,935,649

•	Net increase in net assets resulting from operations: $12,345,713

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BBF that have been included in BBF’s Statement of Operations since May 16, 2016.

Reorganization costs incurred in connection with the reorganization were expensed by BBF.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

68	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by each Trust. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

ANNUAL REPORT	JULY 31, 2017	69

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Trust to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

70	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended July 31, 2017, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$366,100,176	$169,863,032	0.83% - 1.02%	$180,343,201	1.37%
BTT	$389,902,978	$184,114,916	0.85% - 0.89%	$184,114,916	1.75%
BBF	$90,579,824	$50,027,598	0.84% - 1.09%	$49,434,309	1.38%
BNJ	$36,832,032	$20,549,909	0.82% - 1.09%	$18,035,663	1.51%
BNY	$58,637,826	$32,047,199	0.84% - 0.97%	$32,206,794	1.37%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at July 31, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at July 31, 2017.

For the year ended July 31, 2017, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BFZ	—	—	$604,571	0.82%
BBF	—	—	$19,171	0.78%
BNY	—	—	$541,516	0.85%

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed,

ANNUAL REPORT	JULY 31, 2017	71

Notes to Financial Statements (continued)

a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTT, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:

	BFZ	BFO	BBF	BNJ	BNY
Investment advisory fees	0.58%	0.50%	0.57%	0.60%	0.60%

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

For purposes of calculating these fees, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended July 31, 2017, the amounts waived were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Amounts waived	$1,417	$1,003	$62,291	$363	$749	$2,028

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective December 2, 2016, the waiver became contractual through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended July 31, 2017, there were no such fees waived by the Manager.

Officers and Trustees: Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended July 31, 2017, purchases and sales of investments and excluding short-term securities, were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Purchases	$314,386,642	—	$842,812,856	$101,603,822	$18,821,147	$53,260,038
Sales	$317,692,212	$1,791,306	$824,300,493	$97,300,341	$11,141,138	$51,714,012

8. Income Tax Information:

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2017. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of July 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the amortization

72	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, the sale of bonds received from tender option bond trusts and the retention of tax-exempt income were reclassified to the following accounts:

	BFZ	BFO	BTT	BBF	BNY
Paid-in capital	—	$(205,104)	$(31,270)	$(156,661)	$(2,408,109)
Undistributed net investment income	$(208,563)	$(182,786)	$(177,477)	$(47,871)	$(1,157)
Accumulated net realized loss	$ 208,563	$387,890	$208,747	$204,532	$2,409,266

The tax character of distributions paid was as follows:

		BFZ	BFO	BTT	BBF	BNJ	BNY
Tax-exempt income[1]	7/31/2017	$27,289,661	$2,313,845	$77,303,688	$9,707,999	$7,367,061	$10,868,814
	7/31/2016	29,134,487	2,110,271	73,709,829	6,678,688	7,454,253	11,289,934
Ordinary income[2]	7/31/2017	742	—	8,726	—	23,183	2,342
	7/31/2016	6,483	—	112,218	—	40,113	2,355

Total	7/31/2017	$27,290,403	$2,313,845	$77,312,414	$9,707,999	$7,390,244	$10,871,156

	7/31/2016	$29,140,970	$2,110,271	$73,822,047	$6,678,688	$7,494,366	$11,292,289

[1]	The Trusts designate these amounts paid during the fiscal year ended July 31, 2017, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated net earnings were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Undistributed tax-exempt income	—	$1,769,079	$1,672,538	—	$376,825	$882,482
Undistributed ordinary income	$905	—	31,175	$5,344	19,223	28,402
Capital loss carryforwards	(1,442,647)	(882,309)	(31,050,310)	(11,354,444)	(1,904,575)	(7,735,635)
Net unrealized gains[3]	43,783,810	2,168,399	37,998,311	17,626,667	10,582,419	20,391,944

Total	$42,342,068	$3,055,169	$8,651,714	$6,277,567	$9,073,892	$13,567,193

[3]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

As of July 31, 2017, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BFZ	BFO	BTT	BBF	BNJ	BNY
No expiration date[4]	—	$820,209	$31,050,310	$3,775,937	$1,034,744	$4,272,129
2018	$1,442,647	62,100	—	6,927,043	842,367	1,480,575
2019	—	—	—	651,464	27,464	1,982,931

Total	$1,442,647	$882,309	$31,050,310	$11,354,444	$1,904,575	$7,735,635

[4]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2017, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BFZ	$1,661,565
BTT	$9,242,479
BBF	$1,488,933
BNJ	$1,016,635
BNY	$1,630,321

As of July 31, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BFZ	BFO	BTT	BBF	BNJ	BNY
Tax cost	$614,332,022	$80,725,670	$2,424,422,158	$181,940,573	$171,723,764	$268,213,900

Gross unrealized appreciation	$45,762,852	$2,968,268	$73,311,937	$18,333,385	$13,013,503	$21,742,656
Gross unrealized depreciation	(1,661,060)	(789,981)	(35,313,626)	(575,269)	(2,410,712)	(1,319,575)

Net unrealized appreciation	$44,101,792	$2,178,287	$37,998,311	$17,758,116	$10,602,791	$20,423,081

9. Principal Risk:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

ANNUAL REPORT	JULY 31, 2017	73

Notes to Financial Statements (continued)

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities may also be affected by one or all of the following: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; and (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that BFO will achieve its investment objective and BFO may return less than $15.00 per share. As BFO approaches its scheduled termination date, it is expected that the maturity of the BFO’s portfolio securities will shorten, which is likely to reduce BFO’s income and distributions to shareholders.

There is no assurance that BTT will achieve its investment objective and BTT may return less than $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of the BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trust, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount

74	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BFZ, BFO, BNJ and BNY invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BFZ and BFO invested a significant portion of their assets in securities in the county, city, special district and school district sector. BTT and BNJ invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value of each Trust’s Common Shares is $0.001. The par value of each Trust’s Preferred Shares outstanding is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	BFZ	BBF	BNJ	BNY
2017	10,394	10,545	5,281	15,306
2016	18,396	2,331	4,172	33,994

For the years ended July 31, 2017 and July 31, 2016, shares issued and outstanding remained constant for BFO and BTT.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of BBF were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	9/15/11	342	$34,200,000	10/01/41
	5/16/16	178	$17,800,000	10/01/41

ANNUAL REPORT	JULY 31, 2017	75

Notes to Financial Statements (continued)

Redemption Terms: BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: BBF entered into a fee agreement with the liquidity provider that requires a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BBF and the liquidity provider was scheduled to expire on December 4, 2015. BBF renewed the fee agreement which is scheduled to expire on October 22, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BBF is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, BBF is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: BBF may incur remarketing fees of 0.10% on the aggregate principal amount of all the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), BBF may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended July 31, 2017, the annualized dividend rate for BBF’s VRDP Shares was 1.61%.

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On October 22, 2015, BBF commenced a three-year term ending April 18, 2018 (the “special rate period”), with respect to the VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for BBF were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 18, 2018, the holder of the VRDP Shares and BBF may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements will remain in effect and the VRDP Shares will remain subject to mandatory redemption by BBF on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, BBF is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. BBF will not pay any fees to the liquidity provider and remarketing agent during the special rate period. BBF will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BBF redeems the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended July 31, 2017, VRDP Shares issued and outstanding of BBF remained constant.

76	ANNUAL REPORT	JULY 31, 2017

Notes to Financial Statements (continued)

VMTP Shares

BFZ, BNJ and BNY (collectively, the “VMTP Trusts”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in a privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BFZ	3/22/12	1,713	$171,300,000	3/30/19
BNJ	3/22/12	591	$59,100,000	3/30/19
BNY	3/22/12	945	$94,500,000	3/30/19

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2017, the average annualized dividend rates for the VMTP Shares were as follows:

	BFZ	BNJ	BNY
Rates	1.63%	1.63%	1.63%

For the year ended July 31, 2017, VMTP Shares issued and outstanding of BFZ, BNJ and BNY remained constant.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in a privately negotiated offering and sale of RVMTP Shares exempt from registration under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. Amendments to the RVMTP governing documents generally require the consent of the holders of RVMTP Shares.

As of period end, the RVMTP Shares outstanding of BTT were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BTT	1/10/13	50	$250,000,000	12/31/30
	1/30/13	50	$250,000,000	12/31/30
	2/20/13	50	$250,000,000	12/31/30

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that BTT’s RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

ANNUAL REPORT	JULY 31, 2017	77

Notes to Financial Statements (concluded)

Subject to certain conditions, BTT’s RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The initial fixed rate spread was agreed upon by the initial purchaser and BTT on the initial date of issuance for the RVMTP Shares. The initial fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and all of the holders of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the year ended July 31, 2017, the average annualized dividend rate for BTT’s RVMTP Shares was 1.36%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

During the year ended July 31, 2017, no RVMTP Shares were tendered for remarketing.

For the year ended July 31, 2017, RVMTP Shares issued and outstanding of BTT remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP, VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP, VMTP and RVMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP, VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP, VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP, VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP, VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP, VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
BFZ	$0.059500	$0.059500	VMTP	W-7	$247,751
BFO	$0.031000	$0.031000	N/A	N/A	N/A
BTT	$0.071800	$0.071800	RVMTP	W-7	$912,740
BBF	$0.072375	$0.072375	VRDP	W-7	$74,324
BNJ	$0.069600	$0.069600	VMTP	W-7	$85,476
BNY	$0.060000	$0.060000	VMTP	W-7	$136,675

[1]	Net investment income dividend paid on September 1, 2017 to Common Shareholders of record on August 15, 2017.

[2]	Net investment income dividend declared on September 1, 2017, payable to Common Shareholders of record on September 15, 2017.

[3]	Dividends declared for period August 1, 2017 to August 31, 2017.

78	ANNUAL REPORT	JULY 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust (collectively, the “Trusts”) as of July 31, 2017, and the related statements of operations for the year then ended, the statements of cash flows for BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust as of July 31, 2017, and the results of their operations for the year then ended, the cash flows for BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, and BlackRock New York Municipal Income Trust for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 25, 2017

ANNUAL REPORT	JULY 31, 2017	79

Disclosure of Investment Advisory Agreements

Disclosure of Investment Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Florida Municipal 2020 Term Trust (“BFO”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock New Jersey Municipal Income Trust (“BNJ”), BlackRock New York Municipal Income Trust (“BNY”) and BlackRock Municipal 2030 Target Term Trust (“BTT” and together with BFZ, BFO, BBF, BNJ and BNY, each a “Trust,” and, collectively, the “Trusts”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each an “Agreement,” and, collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Trust on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Trust and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each of BFZ, BFO, BBF, BNJ and BNY considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report each of BFZ, BFO, BBF, BNJ and BNY has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Trust in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”) for BFZ, BBF, BNJ and BNY, as well as the performance of

80	ANNUAL REPORT	JULY 31, 2017

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Disclosure of Investment Advisory Agreements (continued)

BTT as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Trust’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Trust to BlackRock.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. In approving the continuation of the Agreement for its Trust, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing its Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Board of each Trust was provided with reports independently prepared by Broadridge,

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Disclosure of Investment Advisory Agreements (continued)

which included a comprehensive analysis of the Trust’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Trust received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Broadridge category and a Customized Peer Group for BFZ, BBF, BNJ and BNY and the performance of BTT as compared with its custom benchmark. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of the Trust throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BFZ noted that for the one-, three- and five-year periods reported, BFZ ranked in the fourth, third and third quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BFZ. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BFZ’s underperformance during these periods. The Board was informed that, among other things, the portfolio management team’s higher quality bias and a lower relative duration posture were the primary detractors from performance.

The Board and BlackRock discussed BlackRock’s strategy for improving BFZ’s investment performance. Discussions covered topics such as: investment risks undertaken by BFZ; performance attribution; BFZ’s investment personnel; and the resources appropriate to support BFZ’s investment processes.

The Board of BFO noted that for each of the one-, three- and five-year periods reported, BFO ranked in the fourth quartile against its Performance Universe Composite. BlackRock believes that the Composite is an appropriate performance metric for BFO. The Composite measures a blend of total return and yield. The Board noted that BFO has a targeted maturity, and as such, has managed to achieve the specific maturity goal. The peer funds within the Performance Universe generally do not have a similar specific maturity goal.

The Board of BBF noted that for the one-, three- and five-year periods reported, BBF ranked in third, fourth, and third quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BBF. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BBF’s underperformance during these periods. The Board was informed that, among other things, BBF’s lower relative duration posture was the primary detractor from performance.

In further discussions with the Board, BlackRock noted that as of March 31, 2017, BBF’s performance has shown improvement for the one-year period relative to BBF’s Customized Peer Group Composite, and that BBF’s management fee was previously reduced in connection with BBF’s reorganization in May of 2016.

The Board of BNJ noted that for the one-, three- and five-year periods reported, BNJ ranked second out of three funds, first out of three funds, and first out of three funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BNJ. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BNJ’s underperformance during the one-year period.

The Board of BNY noted that for each of the one-, three- and five-year periods reported, BNY ranked in the second quartile against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BNY. The Composite measures a blend of total return and yield.

The Board of BTT noted that for the one-year, three-year and since-inception periods reported, BTT underperformed, exceeded and underperformed, respectively, its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BTT. The Board and BlackRock reviewed BTT’s underperformance during the one-year and since-inception periods. The Board noted that BTT’s overweight duration positioning was the primary detractor from performance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving BTT’s investment performance. Discussions covered topics such as: investment risks undertaken by BTT; performance attribution; BTT’s investment personnel; and the resources appropriate to support BTT’s investment processes.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a

82	ANNUAL REPORT	JULY 31, 2017

Disclosure of Investment Advisory Agreements (continued)

fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Trust’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of BFZ noted that BFZ’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board of BNY noted that BNY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers.

The Board of BFO noted that BFO’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.

The Board of BBF noted that BBF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.

The Board of BNJ noted that BNJ’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Expense Peers.

The Board of BTT noted that BTT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. Each Board considered its Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and

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Disclosure of Investment Advisory Agreements (concluded)

improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding, including the completion of the redemption of AMPS for BFO; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Trust were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

84	ANNUAL REPORT	JULY 31, 2017

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BFZ, BBF, BNJ and BNY declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BFO and BTT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on BFO’s or BTT’s primary exchange (“open-market purchases”). BFO and BTT will not issue any new shares under the Reinvestment Plan.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

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Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Trustee	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
Catherine A. Lynch 1961	Trustee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None

86	ANNUAL REPORT	JULY 31, 2017

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 219 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2014 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 317 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

[5]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

ANNUAL REPORT	JULY 31, 2017	87

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

As of the date of this report, the portfolio managers of:

•	BNJ are Phillip Soccio and Ted Jaeckel.

•	BNY are Michael Kalinoski and Walter O’Connor.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Provider Barclays Bank PLC New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	VRDP Tender and Paying Agent, RVMTP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10286	VRDP Remarketing Agent Barclays Capital, Inc. New York, NY 10019	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

88	ANNUAL REPORT	JULY 31, 2017

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		W. Carl Kester[1]		John M. Perlowski
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BFZ	29,175,019	626,401	29,055,553	745,867	1,713	0	29,161,231	640,189
BFO	4,704,888	282,324	4,517,149	470,063	4,517,149	470,063	4,704,888	282,324
BBF	9,319,918	335,965	9,346,165	309,718	520	0	9,341,165	314,718
BTT	66,105,667	867,574	65,887,325	1,085,916	150	0	66,110,159	863,082
BNJ	6,774,918	268,979	6,756,428	287,469	591	0	6,766,762	277,135
BNY	11,146,582	576,658	11,435,334	287,906	945	0	11,453,106	270,134

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, Catherine A. Lynch, Barbara G. Novick and Karen P. Robards.

¹	Voted on by holders of preferred shares only for BFZ, BBF, BTT, BNJ, and BNY.

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 88, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

ANNUAL REPORT	JULY 31, 2017	89

Additional Information (continued)

General Information (concluded)

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration, and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Trust’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

90	ANNUAL REPORT	JULY 31, 2017

Additional Information (concluded)

BlackRock Privacy Principles (concluded)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2017	91

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-7/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been Principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Investment Trust	$41,616	$41,616	$0	$6,500	$9,486	$9,486	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Investment Trust	$9,486	$15,986

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of

1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Michael Perilli, Vice President at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and Perilli have been members of the registrant’s portfolio management team since 2006 and 2016, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael Perilli	Vice President of BlackRock since 2014; Associate of BlackRock from 2008 to 2014.

(a)(2)	As of July 31, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Theodore R. Jaeckel, Jr., CFA	38	0	0	0	0	0

	$27.94 Billion	$0	$0	$0	$0	$0

Michael Perilli	9	0	0	0	0	0

	$1.93 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. With the exception of Mr. Perilli, the portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2017.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr., CFA	None
Michael Perilli	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Investment Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Investment Trust

Date: October 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Investment Trust

Date: October 4, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Investment Trust

Date: October 4, 2017